PROXY MATERIALS

MTB GROUP OF FUNDS

MTB Multi Cap Growth Fund

100 East Pratt Street (15th Floor)

Baltimore, MD 21202

1.800.836.2211

www.mtbfunds.com

October 22, 2009

Dear Shareholder:

I am writing to let you know that a special meeting of the shareholders of MTB Multi Cap Growth Fund (“Target Fund”), a series of MTB Group of Funds (“Trust”), will be held at 3:00 p.m. on January 4, 2010, at the Trust’s principal executive offices at 100 East Pratt Street, 15th Floor, Baltimore, Maryland 21202. The purpose of the meeting is to vote on a proposal to reorganize Target Fund into MTB Mid Cap Growth Fund (“Acquiring Fund”). If you are a shareholder of record of Target Fund as of the close of business on October 20, 2009, you have the opportunity to vote on the proposal. This package contains information about the proposal and the materials to use when casting your vote. Upon the proposed reorganization, Target Fund shareholders will be issued shares of Acquiring Fund that correspond to the class of shares currently held in Target Fund, as shown in the table below:

Target Fund	Acquiring Fund
MTB Multi Cap Growth Fund	MTB Mid Cap Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Institutional I Shares	Institutional I Shares

The proposal has been carefully reviewed by the Board of Trustees for the Trust (“Board” or “Trustees”). MTB Investment Advisors, Inc. (“MTBIA”), the investment advisor of Target Fund and Acquiring Fund, believes that due to, among other things, the small size of Target Fund, and the comparatively better prospects for asset growth of Acquiring Fund, Target Fund and its shareholders’ best interests would be served by reorganizing Target Fund into Acquiring Fund. After reviewing MTBIA’s decision, the Board determined that the best course of action was to seek to reorganize Target Fund into Acquiring Fund, which has an identical investment goal and similar investment strategies.

The Trustees recommend that you vote for the proposed reorganization. Should the reorganization be approved by shareholders of Target Fund and other conditions to the reorganization be satisfied, your current shares in Target Fund will be exchanged for shares of Acquiring Fund. More information on the specific details of and reasons for Target Fund’s reorganization is contained in the enclosed combined Prospectus/Proxy Statement.

Although we are disappointed that Target Fund has not grown sufficiently in size to allow it to continue to be a competitive long-term investment vehicle, we believe that shareholders will be well served by the proposed reorganization, which will allow them to remain invested in a similar fund.

Please read the enclosed materials carefully and cast your vote on the proxy card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. If we do not hear from you after a reasonable amount of time, you may receive a call from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote. If you have any questions before you vote, please call MTB Funds Shareholder Services toll-free at 1-800-836-2211. Thank you for your participation in this important initiative.

Sincerely,

Timothy L. Brenner

President, MTB Group of Funds

MTB GROUP OF FUNDS

MTB Multi Cap Growth Fund

100 East Pratt Street (15th Floor)

Baltimore, MD 21202

1.800.836.2211

www.mtbfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 4, 2010

To Our Shareholders:

Notice is hereby given that a special meeting of shareholders of MTB Multi Cap Growth Fund (“Target Fund”), a series of MTB Group of Funds (the “Trust”), will be held at 3:00 p.m. on January 4, 2010 at the Trust’s principal executive offices at 100 East Pratt Street, 15th Floor, Baltimore, Maryland 21202 (the “Meeting”). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

Proposal for shareholders of MTB Multi Cap Growth Fund: To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets of Target Fund, a series of the Trust, to MTB Mid Cap Growth Fund (“Acquiring Fund”), a series of the Trust, (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A, Class B, and Institutional I shares of beneficial interest of Acquiring Fund, and (ii) distribution of such shares to Class A, Class B and Institutional I shareholders of Target Fund in connection with its liquidation.

It is not anticipated that any matters other than the approval of this proposal will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies or otherwise as described in this Prospectus/Proxy Statement. Shareholders of record of Target Fund at the close of business on October 20, 2009, are entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

You are cordially invited to attend the Meeting. Shareholders are requested and encouraged to complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to vote via telephone, please refer to the enclosed proxy card. If you intend to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy. If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your shares represented by the proxy will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been executed and returned by shareholders without instructions will be voted in favor of the proposal.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust (“Board” or “Trustees”), on behalf of Target Fund.

The Board unanimously recommends that the shareholders of Target Fund vote FOR the proposal.

By order of the Board of Trustees

Lisa R. Grosswirth

Secretary, MTB Group of Funds

October 22, 2009

YOUR VOTE IS IMPORTANT - PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting in person is urged to vote using the internet or touch-tone telephone instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

REGISTRATION			VALID SIGNATURE

A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA		Anthony B. Craft

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1.	Read the Prospectus/Proxy Statement, and have your proxy card with you.

2.	Call the toll-free number indicated on your proxy card.

3.	Enter the 12 digit control number found on the front of your proxy card.

4.	Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

1.	Read the Prospectus/Proxy Statement, and have your proxy card with you.

2.	Go to the website indicated on your proxy card.

3.	Enter the 12 digit control number found on the front of your proxy card.

4.	Follow the recorded instructions to cast your vote.

COMBINED PROSPECTUS/PROXY STATEMENT

DATED OCTOBER 22, 2009

ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF

MTB MULTI CAP GROWTH FUND

BY AND IN EXCHANGE FOR SHARES OF

MTB MID CAP GROWTH FUND

This Prospectus/Proxy Statement solicits proxies to be voted at a special meeting of shareholders (the “Meeting”) of MTB Multi Cap Growth Fund (“Target Fund”), a series of MTB Group of Funds (the “Trust”).

At the Meeting, shareholders of Target Fund will be asked to approve a Plan of Reorganization (the “Plan”) relating to the reorganization of Target Fund into MTB Mid Cap Growth Fund (“Acquiring Fund”), a series of the Trust, as described more fully in the Plan (such reorganization, “Reorganization”).

The following table outlines the proposed Reorganization, showing the Acquiring Fund shares the shareholders of Target Fund will receive if the proposed Reorganization is approved:

Target Fund	Acquiring Fund
MTB Multi Cap Growth Fund	MTB Mid Cap Growth Fund
Class A Shares	Class A Shares
Class B Shares	Class B Shares
Institutional I Shares	Institutional I Shares

The Meeting will be held at the principal executive offices of the Trust at 100 East Pratt Street, 15th Floor, Baltimore, Maryland 21202, on January 4, 2010 at 3:00 p.m., Eastern Time. The Board of Trustees of the Trust (“Board” or “Trustees”) is soliciting these proxies on behalf of Target Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about November 6, 2009.

If Target Fund shareholders vote to approve the Plan, you will receive Acquiring Fund shares having an aggregate net asset value (“NAV”) equivalent to the aggregate NAV of your investment in Target Fund as of the time of the Reorganization, as determined pursuant to the Plan. Target Fund will then be liquidated and dissolved.

This Prospectus/Proxy Statement includes information about the proposed Reorganization and Acquiring Fund that you should know before voting on the Plan with respect to Target Fund.

You should retain this Prospectus/Proxy Statement for future reference. Additional information about Target Fund, Acquiring Fund and the proposed Reorganization has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents and is incorporated into this Prospectus/Proxy Statement by reference:

•	The retail and institutional prospectuses of the Trust dated August 31, 2009, as supplemented and amended to date, which are enclosed herewith and are incorporated herein by reference;

•	A statement of additional information (“SAI”) dated October 22, 2009, relating to this Prospectus/Proxy Statement, which has been filed with the SEC and is incorporated herein by reference.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement without charge by calling 1-800-836-2211 or by writing to the Trust at 100 East Pratt Street, Baltimore, Maryland 21202.

You can obtain copies of the Trust’s current prospectuses, statement of additional information, or annual or semiannual reports without charge by contacting the Trust at 1-800-836-2211.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

OVERVIEW

This is a summary of the information that is contained elsewhere in this Prospectus/Proxy Statement, as well as the Plan, the retail and institutional prospectuses of the Trust (relating to Target Fund and Acquiring Fund) dated August 31, 2009, as supplemented and amended to date (“Prospectuses”), and the SAI for this Prospectus/Proxy Statement, all of which are incorporated herein by reference. Shareholders should read the entire Prospectus/Proxy Statement and the Prospectuses of the Trust (which are included herewith) carefully for more complete information.

What proposal am I being asked to vote on?

As a Target Fund shareholder, you are being asked to vote on the Reorganization. The Reorganization consists of the transfer by Target Fund of substantially all of its assets, except for assets in an amount deemed necessary to discharge Target Fund’s liabilities, to Acquiring Fund in exchange for shares of Acquiring Fund having a value equal to the net assets of Target Fund, as determined pursuant to the Plan. These Acquiring Fund shares will be issued to Target Fund shareholders as part of the liquidation of Target Fund. Shareholders of a share class of Target Fund would receive their pro rata portion of the shares of the applicable class of Acquiring Fund as of the time the Reorganization occurs. The Reorganization is currently scheduled to take place as of 6:00 p.m., Eastern Time, on January 15, 2010, or such other date and time as the parties may agree (the “Closing Date”).

Why is the Reorganization being proposed?

MTB Investment Advisors, Inc. (“MTBIA”), the investment advisor to the Funds, believes that the Reorganization is in the best interests of Target Fund and its shareholders. MTBIA believes that, industry-wide, multi-cap funds like Target Fund are not growing, and MTBIA notes Target Fund has decreased in size by almost $100 million in the last five years. Target Fund’s small size makes it difficult to operate without significant subsidization from MTBIA. Although Acquiring Fund’s asset levels have fluctuated, there is no downward trend, and MTBIA expects that as the equity markets stabilize, mid cap growth stocks will remain attractive due to depressed prices. The longer term performance of Acquiring Fund is superior to that of Target Fund. In addition, Acquiring Fund’s performance compared to its peers and benchmark is superior to that of Target Fund compared to its peers and benchmark. The fundamental investment goals of the two Funds are identical and Target Fund shareholders who become Acquiring Fund shareholders should have the potential for better performance as MTBIA focuses its internal resources and its external distribution efforts on its growth funds.

How would the Reorganization benefit shareholders of Target Fund?

Among other features, the Reorganization would offer shareholders of Target Fund the opportunity to invest in a larger combined portfolio that has an identical investment goal and principal investment strategies that are similar to those of Target Fund. Target Fund, however, may invest in companies of any size while Acquiring Fund will invest in mid-cap companies. Acquiring Fund has significantly more assets than Target Fund and as a result of the Reorganization, certain fixed expenses would be spread over a larger asset base, thereby reducing each Target Fund shareholder’s share of those expenses. Shareholders will benefit from a tax-free exchange (except with respect to any anticipated capital gain distributions) of their Target Fund shares for Acquiring Fund shares.

Who bears the expenses associated with the Reorganization?

The cost of the solicitation related to the Reorganization, including any costs directly associated with preparing, filing, printing, and distributing to the shareholders of Target Fund all materials relating to this Prospectus/Proxy Statement and soliciting shareholder votes, as well as the conversion costs associated with the Reorganization, will be allocated 50% to MTBIA or its affiliates, 25% to Acquiring Fund and 25% to Target Fund. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Trust, MTBIA and their affiliates, or, if necessary, a communications firm retained for this purpose. Both Target Fund and Acquiring Fund may incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of or as a result of the Reorganization.

Is the Reorganization considered a taxable event for federal income tax purposes?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Based on certain assumptions made and representations to be made on behalf of Acquiring Fund and Target Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes: (i) shareholders of Target Fund will not recognize any gain or loss as a result of the exchange of their shares of Target Fund for shares of Acquiring Fund; (ii) Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of Target Fund’s assets; and (iii) the holding period and aggregate tax basis for Acquiring Fund shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of Target Fund previously held by such shareholder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, Target Fund would recognize gain or loss on the transfer of its assets to Acquiring Fund and each shareholder of Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of Acquiring Fund it received.

Target Fund Dividend Distribution. Before the Reorganization, Target Fund expects to distribute ordinary income and realized capital gains (net of available capital loss carryovers) payable for any period prior to, and through, the Closing Date, if any, to shareholders.

Capital Loss Carryovers. Capital losses can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. Acquiring Fund will succeed to the tax attributes of Target Fund, including any available capital loss carryforwards, as of the Closing Date. Based on the respective net asset values of Acquiring Fund and Target Fund as of

August 31, 2009, the Reorganization will result in a more than 50% “change in ownership” of Target Fund as the smaller fund. As a result, the capital loss carryovers (together with any current year realized capital gain/loss and unrealized depreciation in value of investments, collectively referred to as “total net capital loss carryovers”) of Target Fund will be subject to an annual limitation for federal income tax purposes. In addition, for five years beginning after the Closing Date, the built-in gains of either Target Fund or Acquiring Fund, if any, will not be permitted to be offset by the capital losses (including capital loss carry-forwards) built in to the other Fund at the time of the Reorganization. The total net capital loss carryovers of Target Fund, as compared to those of Acquiring Fund, and the approximate annual limitation on the use of Target Fund’s total net capital loss carryovers following the Reorganization are as follows:

Line		(Target Fund) MTB Multi Cap Growth Fund	Acquiring Fund (MTB Mid Cap Growth Fund)
1	Capital Loss Carryovers at Fiscal Year End 4/30/2009
2	Expiring 2010	$(28,412,636)
3	Expiring 2011	$(218,634)
4	Expiring 2017	$(2,362,392)	$(15,027,967)
5	Total Capital Loss Carryovers	$(30,993,662)	$(15,027,967)
6	Net Realized Gain (Loss) on a Book Basis for Current Fiscal Year as of 8/31/09	$509,256	$(1,499,827)
7	Total Capital Loss Carryovers	$(30,484,406)	$(16,527,794)
8	Net Unrealized Appreciation of Investments on a Book Basis as of 8/31/09	$312,179	$18,258,319
9	Net Unrealized Appreciation (Depreciation) for Book Purposes as Percentage of NAV [L8/ L10]	1.6%	13.5%
10	Net Asset Value (NAV) at 8/31/09	$19,252,406	$134,977,032
11	Tax-Exempt Rate (September 2009)	4.48%	N/A
12	Annual Limitation (approximate) (1) [L10 x L11]	$862,508	N/A

(1)

The actual limitation will equal the aggregate net asset value of Target Fund on the closing date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments, of the Fund on the closing date that is recognized in a taxable year.

This annual limitation on use of Target Fund’s total net capital loss carryovers likely will result in some portion of such carryovers expiring unutilized, although a portion of such losses might have expired unutilized in any event.

Buying shares in a fund that has material unrealized appreciation in portfolio investments may be less tax efficient than buying shares in a fund with no such unrealized appreciation in value of investments. Conversely, buying shares in a fund with unrealized depreciation in value of investments may be more tax efficient because such depreciation when realized will offset other capital gains that might otherwise be distributed to shareholders causing the shareholders to pay tax on such distributions. These same considerations apply in the case of a reorganization. Based on Target Fund’s unrealized appreciation in value of investments on a book basis as a percentage of its net asset value as of August 31 2009 of 1.6% compared to that of Acquiring Fund of 13.5%, and 12% on a combined basis, the shareholders of Target Fund are being exposed to slightly more unrealized appreciation in value of portfolio investments post-Reorganization relative to what they are presently exposed. However, any such unrealized appreciation may be offset in whole or in part by any available capital loss carryovers.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

Has Target Fund’s Board approved the proposed Reorganization?

The Board has unanimously approved the proposal and recommends that you vote in favor of the Reorganization by voting to approve the Plan.

As described in more detail below, MTBIA and the Board have engaged in discussions regarding how to pursue the best interests of Target Fund and its shareholders in light of the decreasing asset size of the Fund. MTBIA proposed that the Board approve the Reorganization, as opposed to other alternatives, in light of a number of factors, including the similarity in the Funds’ investment goals and strategies. For information regarding the specific factors that were considered by the Trustees, please refer to the “The Proposed Reorganization – Reasons for the Reorganization and Trustees’ Considerations” section below.

How will the number of shares of Acquiring Fund that I will receive be determined?

As a Target Fund shareholder, you will receive your pro rata share of Acquiring Fund shares of the appropriate class received by Target Fund in the Reorganization. The number of shares Target Fund shareholders will receive will be based on the relative net asset values of Target Fund and Acquiring Fund as of 4:00 p.m., Eastern Time, on the Closing Date. Target Fund’s assets will be valued using the valuation procedures used to value the assets of Acquiring Fund. The total value of your holdings should not change as a result of the Reorganization.

How do the fees of Acquiring Fund compare to those of Target Fund?

As a result of the proposed Reorganization, Target Fund shareholders could expect to experience lower expenses, as a percentage of average daily net assets, as shareholders in Acquiring Fund, due in part to the existing voluntary expense cap for Acquiring Fund. Specifically, Target Fund shareholders who become Acquiring Fund shareholders will benefit from MTBIA’s commitment to maintain an expense cap for Acquiring Fund of 0.84% as a percentage of average daily net assets for one year from the Closing Date. That contractual commitment relates to the investment advisory fee and operational fees, but not to distribution fees, shareholder services fees or the fees and expenses of any acquired fund in which Acquiring Fund invests. In addition, the fees and expenses of Acquiring Fund may be further reduced because MTBIA, the distributor and shareholder services provider have voluntarily agreed to waive certain portions of the distribution and shareholder services fees until August 31, 2010, although this waiver may be terminated at any time. To the extent that those waivers remain in effect, Acquiring Fund’s fees and expenses are expected to be lower than Target Fund’s. Acquiring Fund, however, has a higher contractual investment management fee than Target Fund.

Will I have to pay any front-end sales charges on shares received in the Reorganization?

No. You will not have to pay any front-end sales charge on any shares of Acquiring Fund received as part of the Reorganization.

With respect to Class A shares of Acquiring Fund, shareholders will be subject to any applicable front-end sales charge on subsequent purchases into Acquiring Fund to the extent that such shareholders do not qualify for a reduction or elimination of a sales load under the Trust’s policies.

For a detailed discussion of these programs for Acquiring Fund, see the “Sales Charge When You Purchase Class A Shares” section of the Trust’s retail Prospectus, which is enclosed herewith.

For more information concerning the fees and expenses applicable to Acquiring Fund, see the applicable “Comparative Fee Table” under “The Proposal” in this Prospectus/Proxy Statement.

Will I have to pay any contingent deferred sales charges on shares exchanged in the Reorganization?

No. You will not have to pay any contingent deferred sales charge on any shares of Target Fund exchanged as part of the Reorganization.

In the proposed Reorganization, Class B shares of Target Fund, which have a maximum contingent deferred sales charge of 5.00%, will be exchanged for Class B shares of Acquiring Fund, which have the same maximum contingent deferred sales charge. Shareholders will be subject to any applicable contingent deferred sales charge on subsequent purchases into Acquiring Fund to the extent that such charges are applicable under the Trust’s policies.

For more information concerning the contingent deferred sales charges applicable to Acquiring Fund, see the “Sales Charge When You Redeem Class B Shares or Class C Shares” section of the Trust’s retail Prospectus and the applicable “Comparative Fee Table” under “The Proposal” in this Prospectus/Proxy Statement.

How do the share purchase, redemption and exchange procedures of Acquiring Fund compare to those of Target Fund?

They are the same. For more information concerning the share purchase, redemption and exchange procedures of Acquiring Fund and Target Fund, please see the Prospectuses.

Are the investment goal and strategies of Target Fund similar to the investment goals and strategies of Acquiring Fund?

Target Fund’s investment goal and strategies are similar to those of Acquiring Fund. For a detailed comparison of each Fund’s investment goals and strategies, see the “Comparison of Investment Goals and Strategies” section below.

Do the fundamental and non-fundamental investment policies differ between Target Fund and Acquiring Fund?

No. The fundamental investment policies of Target Fund and Acquiring Fund are identical, and include investment policies required by the Investment Company Act of 1940, as amended (“1940 Act”). The non-fundamental investment policies of Target Fund and Acquiring Fund are also similar to one another, except that each Fund has a differing non-fundamental investment policy related to the investment of at least 80% of the value of its assets – Target Fund has a non-fundamental investment policy related to the investment of at least 80% of the value of its assets in common stocks and securities convertible into common stocks of companies within a broad range of market capitalizations and Acquiring Fund has a non-fundamental investment policy related to the investment of at least 80% of the value of its assets in equity securities of mid cap companies.

Do the principal risks associated with investments in Target Fund differ from the principal risks associated with investments in Acquiring Fund?

The principal risks associated with investments in Target Fund are similar to the principal risks associated with investments in Acquiring Fund. Both Target Fund and Acquiring Fund are subject to risks relating to company size. Specifically, the smaller companies in which the Funds may invest may be more likely to fail than larger companies because smaller companies may have unproven track records, limited product or service bases and limited access to capital. Acquiring Fund has greater exposure to that risk because of its focus on mid-cap companies. For a detailed description of the risks associated with investments in Acquiring Fund, see the “Comparison of Principal Risks” section below.

In summary, what are some factors I should consider when comparing Target Fund and Acquiring Fund?

In considering whether to approve the proposed Reorganization, you should note that:

•

Although past performance is not indicative of future performance, the 1-, 3-, and 5-year performance of Acquiring Fund as of June 30, 2009, relative to its benchmark, was better than that of Target Fund for the same periods against its benchmark, and Acquiring Fund’s performance for the 3- and 5-year periods as of June 30, 2009 on an absolute basis was better than that of Target Fund for the same periods;

•

As a result of the proposed Reorganization, Target Fund shareholders could expect to experience, for at least the one year period following the Reorganization, lower net operating expenses, as a percentage of average daily net assets, as shareholders in Acquiring Fund. Acquiring Fund has a higher contractual investment management fee than Target Fund;

•	The maximum sales load imposed on purchases of Class A shares are the same for Target Fund and Acquiring Fund (5.50%);

•	Acquiring Fund is the significantly larger portfolio (net assets of $134.98 million for Acquiring Fund versus $19.25 million for Target Fund, as of August 31, 2009);

•

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. Accordingly, pursuant to this treatment, neither Target Fund nor its shareholders, nor Acquiring Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the Reorganization (except with respect to the potential capital gain distribution noted in the following bullet point); and

•

In order to transition the portfolio, it is currently expected that a portion of the portfolio assets of Target Fund will be repositioned or sold prior to the Closing Date. Any such repositioning could cause Target Fund to distribute capital gains to its shareholders prior to the Closing Date and those distributions (if any) would be taxable to shareholders who hold shares in taxable accounts. The parties anticipate that approximately 56% of the assets of Target Fund will be sold as a result of the Reorganization (as distinct from normal portfolio turnover). Because Target Fund is in a net capital loss position at August 31, 2009, taking into account any available capital loss carryovers, current year realized net capital gain and net unrealized appreciation in the value of portfolio investments, it is not anticipated that the sale of such securities prior to the Reorganization will result in any material amounts of capital gains to be distributed to shareholders by Target Fund. The transaction costs incurred in connection with the sale of Target Fund’s portfolio securities prior to the Reorganization are estimated to be $11,000.

How many votes am I entitled to cast?

As a shareholder of Target Fund, you are entitled to one vote for each whole share, and a proportionate fractional vote for each fractional share, that you own of Target Fund on the record date. The record date is October 20, 2009.

How do I vote my shares?

You can vote your shares in person at the Meeting or by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions or by internet by going to the web site printed on your proxy card and following the instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-800-836-2211.

What are the quorum and approval requirements for the Reorganization?

Holders of at least one-third of the total number of shares of Target Fund that are outstanding as of the record date, and who are present in person or by proxy at the Meeting, shall constitute a quorum for the purpose of voting on the proposal. Approval of the Reorganization requires the affirmative vote of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of Target Fund are present or represented by proxy, or of more than 50% of the outstanding voting securities of Target Fund, whichever is less (“1940 Act Majority”).

What if there are not enough votes to reach quorum or to approve the Reorganization by the scheduled Meeting date?

If there are not sufficient votes to approve the proposal or to achieve a quorum by the time of the Meeting (January 4, 2010), the Meeting may be adjourned from time to time to permit further solicitation of proxy votes. To facilitate the receipt of a sufficient number of votes, we may need to take additional action. Broadridge Financial Solutions, Inc., a proxy solicitation firm, or other persons who are affiliated with MTBIA, the Trust or its affiliates may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

What happens if the Reorganization is not approved by Target Fund’s shareholders?

If the shareholders of Target Fund do not approve the Reorganization, MTBIA and the Board will determine what, if any, other action should be taken with respect to Target Fund. Such action may include liquidation of Target Fund, which could be a taxable event for Target Fund shareholders.

THE PROPOSAL

Reorganization of

MTB Multi Cap Growth Fund

Into

MTB Mid Cap Growth Fund

Proposal for shareholders of Target Fund: To approve a Plan providing for the (i) transfer of substantially all of the assets of Target Fund, a series of the Trust, to Acquiring Fund, a series of the Trust, (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A, Class B, and Institutional I shares of beneficial interest of Acquiring Fund, and (ii) distribution of such shares to Class A, Class B, and Institutional I shareholders of Target Fund in connection with its liquidation.

The Board of Trustees recommends that you vote FOR the proposal.

Summary of the Proposal

Shareholders of Target Fund are being asked to approve the Plan. As a result of the Reorganization (if approved by shareholders), shareholders of Target Fund, would receive shares in Acquiring Fund in an amount equal to the net asset value of their holdings in Target Fund as of the Closing Date, as determined pursuant to the Plan.

You should consult the Prospectuses dated August 31, 2009 (as supplemented), for more information about Target Fund which has been mailed with and is incorporated by reference into this Prospectus/Proxy Statement. For more information regarding shareholder approval of the Reorganization, please refer to the “What happens if the Reorganization is not approved by Target Fund’s shareholders?” section above. A form of the Plan is attached hereto as Appendix A to this Prospectus/Proxy Statement. For more information regarding the calculation of the number of Acquiring Fund shares to be issued, please refer to the “How will the number of shares of Acquiring Fund that I will receive be determined?” section above.

Comparison of Investment Goals and Strategies

The following summarizes the investment goals, strategies and management differences, if any, between Target Fund and Acquiring Fund:

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)
Investment Goal	Long-term capital appreciation	Long-term capital appreciation

Investment Strategies

The Fund seeks to achieve its investment goal by investing, under normal market conditions, at least 80% of the value of its assets in common stocks and securities convertible into common stocks of companies within a broad range of market capitalizations. MTBIA will shift the emphasis among companies within the capitalization range according to changes in economic conditions, stock market fundamentals and other pertinent factors. In selecting securities for the Fund, MTBIA considers each company’s current financial strength, as well as its revenue and earnings growth and the valuation of its stock. In doing so, the Fund’s Advisor will seek to build a broadly diversified portfolio of stocks with above-average capital growth potential. The Fund may engage in short sales transactions on securities in order to take advantage of an anticipated decline in the security’s price or to hedge against its potential price volatility.

For the purposes of the 80% limitation, multi cap companies will be defined as companies with market capitalizations similar to companies in the Russell 3000 Index. The definition will be applied at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the index. As of June 30, 2009, the market capitalization of companies in the Russell 3000 Index ranged from $39 million to $341 billion. The capitalization range is subject to frequent change, and thus the applicable range of market capitalizations defining multi-cap companies at time of purchase will likely differ from the range at June 30, 2009.

The Fund seeks to achieve its investment goal by investing primarily in common stocks and other equity securities of U.S. issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of mid cap companies. MTBIA chooses stocks of mid cap companies that have significant growth potential. In selecting securities for the Fund, MTBIA purchases securities of companies that have not reached full maturity, but that have above-average sales and earnings growth. The Fund may engage in short sales transactions on securities in order to take advantage of an anticipated decline in the security’s price or to hedge against its potential price volatility.

For the purposes of the 80% limitation, mid cap companies will be defined as companies with market capitalizations similar to companies in the Russell Mid Cap Index. The definition will be applied at the time of initial investment, and the Fund will not be required to sell (or be precluded from adding to) a pre-existing investment because a company’s market capitalization has grown or reduced outside the market capitalization range of the indexes. As of June 30, 2009, the market capitalization of companies in the Russell Mid Cap Index ranged from $617 million to $13 billion. The capitalization ranges are subject to frequent change, and thus the applicable range of market capitalizations defining mid cap companies at time of purchase will likely differ from the range at June 30, 2009.

Portfolio Manager(s)	Allen J. Ashcroft, Jr. (large cap) Mark Schultz, CFA (mid cap) James Thorne, Ph.D. (small cap)	Mark Schultz, CFA

As you can see from the chart above, the investment goals and strategies and portfolio management team of Target Fund are similar to those of Acquiring Fund. Target Fund and Acquiring Fund both seek long-term capital appreciation and primarily invest in common stocks of U.S. issuers. In addition, Mark Schultz serves as a portfolio manager for both Funds. There are, however, differences that you should consider. As a multi cap fund, the capitalization emphasis of Target Fund shifts according to certain changes perceived by MTBIA. In selecting securities for Target Fund, MTBIA seeks to build a broadly diversified portfolio of stocks with above-average capital growth potential. Target Fund has a non-fundamental investment policy related to the investment of at least 80% of the value of its assets in common stocks and securities convertible into common stocks of companies within a broad range of market capitalizations. In contrast, Acquiring Fund invests at least 80% of the value of its net assets in equity securities of mid cap companies including mid cap companies that have significant growth potential and companies that have above-average sales and earnings growth.

Comparison of Principal Risks

The principal risks associated with Target Fund and Acquiring Fund are similar because they have identical investment goals and similar principal investment strategies. As noted below, both Funds are subject to risks relating to company size. Acquiring Fund has greater exposure to that risk, however, because of its focus on mid-cap companies, while Target Fund may invest in companies of any size.

The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. Many factors affect a Fund’s performance. A Fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A Fund’s reaction to these developments will be affected by the types of securities in which the Fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the Fund’s level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Each Fund is subject to the following principal risks:

Stock Market Risk: The value of equity securities in the Funds’ portfolios will fluctuate and, as a result, each Fund’s share price may decline suddenly or over a sustained period of time.

Risk Related to Investing for Growth: The growth stocks in which the Funds invest are typically more volatile than value stocks and may depend more on price changes than dividends for return.

Risk Related to Company Size: Because the smaller companies in which the Funds may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Close Out Risk: In a short sale transaction, the party lending the security to a Fund may require the Fund to close out its short position at a price which would result in a loss to a Fund.

Leverage Risk: Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Funds’ risk of loss and potential for gain.

Target Fund has been exposed to active trading risk to a greater extent than Acquiring Fund, consistent with the higher portfolio turnover rate of Target Fund. The active trading of securities could increase a Fund’s transaction costs (thereby lowering its performance) and increasing the amount of taxes that shareholders pay.

Comparative Fee Tables

The tables below allow a shareholder to compare the sales charges, management fees and expense ratios of Target Fund with Acquiring Fund and to analyze the estimated expenses that Acquiring Fund expects to bear following the Reorganization. The shareholder fees presented below for Acquiring Fund apply both before and after giving effect to the Reorganization. However, you will not have to pay any front-end sales charge on any shares of Acquiring Fund received as part of the Reorganization. Annual Fund Operating Expenses are paid by each Fund. They include management fees, administrative costs and distribution and shareholder servicing fees, including pricing and custody services. In addition, following the presentation of that information, Annual Fund Operating Expenses (and related Example Expenses) are presented on a pro forma combined basis.

The Annual Fund Operating Expenses shown in the table below are based on expenses for the year ended April 30, 2009, for Target Fund and Acquiring Fund and those projected for Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, and are based on pro forma combined net assets as if the transaction had occurred on May 1, 2008.

Shareholder Transaction Expenses (fees paid directly from your investment)

	Class A Shares		Class B Shares	Institutional I Shares
Target Fund (MTB Multi Cap Growth Fund)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	[1]	5.00%	None
Redemption/Exchange Fee	None		None	None

Acquiring Fund (MTB Mid Cap Growth Fund)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%		None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	[1]	5.00%	None
Redemption/Exchange Fee	None		None	None

[1]	For purchases over $1,000,000, a 1% contingent deferred sales charge may be imposed if redeemed within 18 months of purchase.

Annual Fund Operating Expenses (Before waivers and reduction)1

Expenses that are deducted from Fund assets (as a percentage of average net assets)

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund) (pro forma combined)
Class A Shares
Management Fee	0.70%[2]	0.85%[2]	0.85%
Distribution (12b-1) Fee	0.25%[3]	0.25%	0.25%
Other Expenses	1.44%[4]	0.54%[4]	0.68%
Acquired Fund Fees and Expenses[5]	0.01%	0.02%	0.02%

Total Annual Fund Operating Expenses[6]	2.40%	1.66%	1.80%
Contractual Fee Waiver[8]	—	—	(0.44)%
Net Expenses	2.40%	1.66%	1.36%

Class B Shares
Management Fee	0.70%[2]	0.85%[2]	0.85%
Distribution (12b-1) Fee	0.75%	0.75%	0.75%
Other Expenses	1.44%[4]	0.54%[4]	0.68%
Acquired Fund Fees and Expenses[5]	0.01%	0.02%	0.02%

Total Annual Fund Operating Expenses[6,7]	2.90%	2.16%	2.30%
Contractual Fee Waiver[8]	—	—	(0.44)%
Net Expenses	2.90%	2.16%	1.86%

Institutional I Shares
Management Fee	0.70%[2]	0.85%[2]	0.85%
Distribution (12b-1) Fee	None	None	None
Other Expenses	1.44%[4]	0.54%[4]	0.68%
Acquired Fund Fees and Expenses[5]	0.01%	0.02%	0.02%

Total Annual Fund Operating Expenses[6]	2.15%	1.41%	1.55%
Contractual Fee Waiver[8]	—	—	(0.44)%
Net Expenses	2.15%	1.41%	1.11%

[1]

The percentages shown are based on expenses for the entire fiscal year ended April 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.

[2]

MTBIA waived a portion of the management fee. MTBIA can terminate this waiver at any time. For the fiscal year ended April 30, 2009, the management fee paid by Acquiring Fund (after the waiver) was 0.56% and the management fee paid by Target Fund (after the waiver) was 0.00%.

[3]

A portion of the distribution (12b-1) fee for Target Fund’s Class A shares has been waived. The distributor can terminate this voluntary waiver at any time. The distribution (12b-1) fee paid by Target Fund’s Class A shares (after the waiver) was 0.25% for the fiscal year ended April 30, 2009.

[4]

The shareholder services provider waived a portion of its fee for the Funds. The shareholder services provider can terminate this waiver and reduction at any time. Total other expenses paid by the Funds’ Class A shares, Class B shares and Institutional I shares (after the waiver and reduction) were 0.29%, 0.52%, and 0.39%, respectively, for Acquiring Fund, and 1.19%, 1.43%, and 1.20%, respectively, for Target Fund, for the fiscal year ended April 30, 2009.

[5]

The Funds’ shareholders indirectly bear the expenses of the acquired fund in which the Funds invest. Each Fund’s indirect expenses from investing in the acquired fund is based upon the average allocation of the Fund’s investments in the acquired fund and upon the actual operating expenses of the acquired fund (including any current waivers and expense limitations) from its most recent shareholder report. Actual acquired fund expenses incurred by a Fund may vary with changes in the allocation of the Fund’s assets among the acquired fund and with other events that directly affect the expenses of the acquired fund.

[6]

MTBIA, the distributor, and the shareholder services provider voluntarily waived certain amounts, and expect these waivers to remain in effect until at least August 31, 2010, including with respect to Acquiring Fund after the proposed Reorganization. These waivers may be changed or terminated by the respective parties at any time. Additionally, the distributor did not charge certain amounts. These are shown below along with the net expenses the Funds actually paid for the fiscal year ended April 30, 2009. In addition, shown below are voluntary waivers and reductions that would apply to Acquiring Fund after the proposed Reorganization along with the Total Annual Fund Operating Expenses, after both voluntary waivers and contractual waivers (which are described in footnote 8) for Acquiring Fund after the proposed Reorganization. While in effect, the voluntary waivers relating to Acquiring Fund after the Reorganization will be in addition to the contractual waiver that will apply only to the management fee and other operating expenses.

	Target Fund			Acquiring Fund			Acquiring Fund (MTB Mid Cap Growth Fund) (pro forma combined)
	Class A shares	Class B shares	Institutional I shares	Class A shares	Class B shares	Institutional I shares	Class A shares	Class B shares	Institutional I shares
Total Waivers and Reduction of Fund Expenses	1.25%	0.99%	1.15%	0.58%	0.33%	0.47%	0.26%	0.02%	0.17%
Total Annual Fund Operating Expenses (after waivers and reduction)	1.15%	1.91%	1.00%	1.08%	1.83%	0.94%	1.10%	1.84%	0.94%

[7]

After Class B shares have been held for eight years from the date of purchase, they will automatically convert to Class A shares on or about the last day of the following month. Class A shares pay lower operating expenses than Class B shares.

[8]

After the merger, MTBIA will contractually waive its management fee and, if necessary, reimburse other operating expenses in order to limit Total Annual Fund Operating Expenses (excluding distribution, shareholder service fees and acquired fund fees and expenses) to 0.84% as a percentage of average daily net assets for one year from the Closing Date. Please see footnote 6 for information about voluntary waivers that, while in effect, may also reduce Total Annual Fund Operating Expenses.

The fees and expenses in the above-referenced table are based on average annual net assets for the fiscal year ended April 30, 2009, and do not reflect any change in expense ratios resulting from a change in assets under management since April 30, 2009. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. However, actual expenses paid by a shareholder of a Fund may be limited by voluntary waivers. These waivers may be changed or terminated at any time. Annualized expense ratios for the six-month period ending October 31, 2009 will be available in each Fund’s semi-annual report, which will be available on www.mtbfunds.com on or about December 31, 2009.

Expense Example

The Example is intended to help you compare the cost of investing in shares of Target Fund with the cost of investing in Acquiring Fund currently and on a pro forma basis, and allows you to compare these costs with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay at the end of the time periods indicated, assuming the following:

•	$10,000 investment

•	5% annual return

•	no changes in the Fund’s operating expenses

The costs reflect the effects of expense limitations and/or fee waivers on the part of MTBIA for the period of the contractual limitation and/or waiver. Absent such arrangements, the costs would be higher.

Because this Example is hypothetical and for comparison only, your actual costs may be higher or lower.

	Target Fund (MTB Multi Cap Growth Fund)				Acquiring Fund (MTB Mid Cap Growth Fund)				Acquiring Fund (MTB Mid Cap Growth Fund) (estimated pro forma)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A Shares (assuming redemption)	$780	$1,258	$1,761	$3,136	$709	$1,044	$1,402	$2,406	$681	$1,045	$1,433	$2,515
Class B Shares (assuming redemption)	$793	$1,197	$1,727	$3,105	$719	$976	$1,359	$2,366	$689	$976	$1,390	$2,476
Class B Shares (assuming no redemption)	$293	$897	$1,527	$3,105	$219	$676	$1,159	$2,366	$189	$676	$1,190	$2,476
Institutional I Shares	$218	$673	$1,154	$2,482	$144	$447	$772	$1,691	$113	$446	$802	$1,808

The projected post-Reorganization pro forma combined Annual Fund Operating Expenses and Expense Example presented above are based on numerous material assumptions, including that the current contractual agreements will remain in place for one year. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of Acquiring Fund’s assets, many of which are beyond the control of Acquiring Fund and MTBIA.

If the Reorganization is approved, the resulting combined Fund will retain Acquiring Fund’s expense structure.

Comparison of Fund Performance

The following table represents the (unaudited) average annual total return for the Funds’ Institutional I shares for the 1-, 5-, and 10-year periods ended June 30, 2009, as compared with the performance of each Fund’s respective benchmark index over the same periods. The returns for other share classes will differ from the returns shown because of differences in expenses of each class. Performance is based on net expenses during the periods and takes into account fee waivers and/or expense reimbursements, if any, that may have been in place. If such waivers and/or reimbursements had not been in effect, performance would have been lower.

The performance for the benchmark indices shown below does not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Funds’ performance. The benchmark indices are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in an index. Each Fund’s past performance is not a guarantee of future results.

	Target Fund (MTB Multi Cap Growth Fund) Institutional I shares		Acquiring Fund (MTB Mid Cap Growth Fund) Institutional I shares
	Fund Returns	Benchmark Returns[1]	Fund Returns	Benchmark Returns[2]
1 Year	(27.20)%	(24.53)%	(30.29)%	(30.33)%
5 Years	(2.13)%	(1.78)%	0.82%	(0.44)%
10 Years	(2.40)%	(3.94)%	3.09%	0.02%

[1]

The benchmark returns shown for Target Fund are those of the Russell 3000 Growth Index, an unmanaged, broad-based market index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[2]	The benchmark returns shown for Acquiring Fund are those of the Russell Mid Cap Growth Index, an unmanaged, broad-based market index comprised of the smallest 800 securities in the Russell 1000.

For additional information regarding the performance of Acquiring Fund, including the annual total returns for the past ten years, see the “Performance Information” and “Financial Highlights” sections of the MTB Group of Funds Prospectuses, which have been mailed with this Prospectus/Proxy Statement.

Rights of Target Fund and Acquiring Fund Shareholders

Shareholders of Target Fund and Acquiring Fund have virtually identical rights. Target Fund and Acquiring Fund are both series of MTB Group of Funds, a Delaware statutory trust. Shares of Target Fund and Acquiring Fund are governed by the same Declaration of Trust and By-laws of MTB Group of Funds. As such, shareholders of Target Fund and Acquiring Fund have the same rights with regard to issues such as quorum, vote, notice, and adjournment requirements for shareholders’ meetings.

THE PROPOSED REORGANIZATION

Plan of Reorganization

If approved by shareholders of Target Fund, the Reorganization for that Fund is expected to occur on January 15, 2010, or such other date as the parties may agree.

The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan. A copy of the form of Plan is attached as Appendix A to this Prospectus/Proxy Statement.

The Plan provides that Target Fund will convey to Acquiring Fund all of its assets, except for assets in an amount deemed necessary to (i) discharge Target Fund’s unpaid liabilities, and (ii) pay contingent liabilities deemed to exist against Target Fund as of the Closing Date. In consideration, Acquiring Fund will deliver to Target Fund full and fractional shares of Class A, Class B and Institutional I shares having an aggregate net asset value equal to the aggregate value of the net assets of Target Fund, as determined pursuant to the terms of the Plan.

Immediately after the transfer of assets, Target Fund will distribute to its shareholders of record, with respect to each class of shares, the shares of Acquiring Fund of the corresponding class received by Target Fund, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within that class. Subsequently, Target Fund will completely liquidate, except as to the contingent liability reserve, as described more fully in the Plan.

Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing Date, and Acquiring Fund will not assume any such liabilities existing at the Closing Date. Acquiring Fund specifically disclaims the assumption of any such liabilities.

Until the Closing Date, shareholders of Target Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Acquiring Fund for the redemption of its shares.

The obligations of the Funds under the Plan are subject to various conditions, including approval of the shareholders of Target Fund. The Plan also requires that Acquiring Fund and Target Fund take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Plan. The Plan may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to this Prospectus/Proxy Statement to review the terms and conditions of the Plan.

Reasons for the Reorganization and Trustees’ Considerations

The Board considered the transaction at meetings held on September 9-10, 2009. The Board received, reviewed and discussed a significant amount of information concerning MTBIA, Target Fund, Acquiring Fund and the proposed Reorganization; met with representatives of MTBIA; and considered the terms of the Reorganization and the benefits to the shareholders of Target Fund. The Board, including the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”), unanimously approved the Plan and the proposed Reorganization with respect to Target Fund and recommended the approval by its shareholders. In approving the Reorganization, the Board determined that participation in the Reorganization is in the best interests of Target Fund and Acquiring Fund and their respective shareholders and that the economic interests of the shareholders of Target Fund and Acquiring Fund would not be diluted as a result of the Reorganization. The shareholders of Acquiring Fund are not required to approve the Reorganization.

In approving the proposed Reorganization, the Board took into consideration the following factors, among others:

•	The compatibility of the investment goals and strategies of the two Funds;

•	The investment performance of the Funds;

•	The terms and conditions of the Plan;

•	The fact that half of the fees and expenses of the Reorganization are being borne by MTBIA or its affiliates;

•	The relative sizes of Target Fund and Acquiring Fund both before and after the Reorganization, and that Target Fund’s small size makes it difficult to operate it without significant subsidization;

•	The relative past and current growth in assets of each of the Funds and the anticipated future inability of Target Fund to continue to achieve satisfactory asset growth;

•	The relative expense ratios of the Funds and the anticipated impact of the proposed Reorganization on the expense ratios of Acquiring Fund both before and after expense caps and fee waivers; and

•	MTBIA’s agreement to implement an expense cap for Acquiring Fund for one year following the Closing Date of the Reorganization.

In addition, the Board of Trustees considered that the Reorganization presents an opportunity for Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transactions costs that a fund normally incurs when purchasing securities.

Upon considering these factors, the Board of Trustees unanimously approved the Reorganization, and recommends shareholder approval.

Description of the Securities to be Issued

Holders of Target Fund Class A shares will receive Class A shares of Acquiring Fund. Holders of Target Fund Class B shares will receive Class B shares of Acquiring Fund. Holders of Target Fund Institutional I shares will receive Institutional I shares of Acquiring Fund.

Each share of Acquiring Fund represents an equal proportionate interest with each other share of the Fund, and each such share of Acquiring Fund is entitled to equal liquidation and redemption rights. The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. For more information about redemption rights and exchange privileges, please refer to the “How to Purchase, Redeem, and Exchange Shares” section in the Prospectuses.

Forms of Organization

Target Fund and Acquiring Fund are diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate series.

Operation of Acquiring Fund Following the Reorganization

MTBIA does not expect Acquiring Fund to revise its investment goals or strategies as a result of the Reorganization. In addition, MTBIA does not anticipate significant changes to Acquiring Fund’s management or to entities that provide Acquiring Fund with services. Specifically, the Trustees, the investment manager, distributor, and other entities are expected to continue to serve Acquiring Fund in their current capacities. The portfolio manager of Acquiring Fund is expected to continue to manage the Fund.

FINANCIAL STATEMENTS

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed reorganization of Target Fund into Acquiring Fund as if the Reorganization had taken place as of May 1, 2008. The statement of assets and liabilities and the related statement of operations of Target Fund and Acquiring Fund have been combined as of and for the year ended April 30, 2009. Following the Reorganization, Acquiring Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to Acquiring Fund and the results of operations for the pre-combination periods of Acquiring Fund will not be restated. The accompanying pro forma financial statements should be read in conjunction with the financial statements of Target Fund and Acquiring Fund and the related notes that are included in the Trust’s annual report dated April 30, 2009. The Reorganization will be accounted for as a tax-free reorganization.

Consistent with the Amended and Restated Agreement and Declaration of Trust of the Trust, Acquiring Fund and Target Fund both offer 3 classes of shares: Class A Shares, Class B Shares, and Institutional I Shares. Holders of Target Fund Class A shares will receive Class A shares of Acquiring Fund. Holders of Target Fund Class B shares will receive Class B shares of Acquiring Fund. Holders of Target Fund Institutional I shares will receive Institutional I shares of Acquiring Fund.

Pro Forma Capitalization

The following table shows the capitalization of Target Fund and Acquiring Fund as of April 30, 2009, and on a pro forma combined basis (unaudited) as of April 30, 2009, giving effect to the Reorganization.

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments	Pro Forma Acquiring Fund (MTB Mid Cap Growth Fund)
Class A shares
Net Assets	$10,429,082	$19,638,378	$(16,688)[a]	$30,050,772
Shares Outstanding	861,494	2,345,565	384,945	3,592,004
Net Asset Value per Share	$12.11	$8.37		$8.37

Class B shares
Net Assets	$1,313,443	$1,321,149	$(1,891)[a]	$2,632,701
Shares Outstanding	116,475	166,027	48,580	331,082
Net Asset Value per Share	$11.28	$7.96		$7.95

Institutional I shares
Net Assets	$5,170,685	$95,447,056	$(23,921)[a]	$100,593,820
Shares Outstanding	419,464	11,177,408	186,156	11,783,028
Net Asset Value per Share	$12.33	$8.54		$8.54

[a]	Reflects adjustments for estimated Reorganization expenses of Target Fund and Acquiring Fund.

The table above assumes that the Reorganization occurred on January 15, 2010. The table is for informational purposes only. No assurance can be given as to how many Acquiring Fund shares will be received by shareholders of Target Fund on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Acquiring Fund that actually will be received on or after that date.

Pro Forma Combined Statement of Investments

MTB MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

April 30, 2009 (unaudited)

Acquiring Fund (MTB Mid Cap Growth Fund) Number of Shares	Target Fund (MTB Multi Cap Growth Fund) Number of Shares	Pro Forma Combined MTB Mid Cap Growth Fund Number of Shares	Description - Percent of Net Assets	Acquiring Fund (MTB Mid Cap Growth Fund) Market Value	Target Fund (MTB Multi Cap Growth Fund) Market Value	Pro Forma Combined MTB Mid Cap Growth Fund Market Value
			COMMON STOCKS - 95.4%

			AEROSPACE & DEFENSE - 0.4%
11,400	225	11,625	Goodrich Corp.	$504,792	$9,963	$514,755

			AIR FREIGHT & LOGISTICS - 0.0%
	1,000	1,000	FedEx Corp. †		55,960	55,960

			AIRLINES - 0.0%
	100	100	Allegiant Travel Co. *†		5,204	5,204
	8,200	8,200	Southwest Airlines Co. †		57,236	57,236

			TOTAL AIRLINES	–	62,440	62,440

			APPAREL - 1.6%
77,800	5,700	83,500	Coach, Inc. *	1,906,100	139,650	2,045,750
	1,000	1,000	NIKE, Inc., Class B †		52,470	52,470
	600	600	Warnaco Group, Inc./The *		17,304	17,304

			TOTAL APPAREL	1,906,100	209,424	2,115,524

			AUTO PARTS & EQUIPMENT - 0.9%
36,500	4,225	40,725	BorgWarner, Inc.	1,056,675	122,313	1,178,988
	1,150	1,150	Cooper Tire & Rubber Co. †		9,511	9,511
	1,425	1,425	PEP Boys-Manny Moe & Jack †		10,545	10,545
	1,000	1,000	Spartan Motors, Inc. †		8,070	8,070

			TOTAL AUTO PARTS & EQUIPMENT	1,056,675	150,439	1,207,114

			BANKS - 0.1%
	35	35	Anchor Bancorp Wisconsin, Inc. †		57	57
	7,000	7,000	Bank of America Corp. †		62,510	62,510
	3,700	3,700	Marshall & Ilsley Corp. †		21,386	21,386
	350	350	SVB Financial Group *†		7,266	7,266

			TOTAL BANKS		91,219	91,219

			BEVERAGES - 0.3%
	3,500	3,500	Coca-Cola Co./The †		150,675	150,675
	4,700	4,700	PepsiCo, Inc. †		233,872	233,872

			TOTAL BEVERAGES		384,547	384,547

			BIOTECHNOLOGY - 1.4%
	600	600	Alexion Pharmaceuticals, Inc. *†		20,052	20,052
	350	350	AMAG Pharmaceuticals, Inc. *†		15,698	15,698
	1,700	1,700	Amgen, Inc. *†		82,399	82,399
	3,400	3,400	Celgene Corp. *†		145,247	145,247
	300	300	Cougar Biotechnology, Inc. *†		10,476	10,476
	725	725	Dendreon Corp. *†		15,370	15,370
	3,000	3,000	Gilead Sciences, Inc. *†		137,400	137,400
35,716	3,025	38,741	Life Technologies Corp. *	1,332,207	112,833	1,445,040
	670	670	Myriad Genetics, Inc. *		25,989	25,989
	400	400	OSI Pharmaceuticals, Inc. *†		13,428	13,428

			TOTAL BIOTECHNOLOGY	1,332,207	578,892	1,911,099

			CHEMICALS - 1.2%
	750	750	Intrepid Potash, Inc. *†		18,518	18,518
	1,200	1,200	Monsanto Co.		101,867	101,867
33,100	1,100	34,200	Mosaic Co./The	1,338,895	44,495	1,383,390

	750	750	Praxair, Inc. †		55,958	55,958
	775	775	Rockwood Holdings, Inc. *		9,533	9,533
	7,125	7,125	Solutia, Inc. *		26,790	26,790
	400	400	Terra Industries, Inc.		10,600	10,600

			TOTAL CHEMICALS	1,338,895	267,761	1,606,656

			COAL - 1.0%
	525	525	Alpha Natural Resources, Inc. *†		10,752	10,752
	2,500	2,500	Consol Energy, Inc. †		78,200	78,200
	850	850	Foundation Coal Holdings Inc. †		13,804	13,804
	1,225	1,225	Massey Energy Co. †		19,490	19,490
44,100	1,500	45,600	Peabody Energy Corp.	1,163,799	39,585	1,203,384
	600	600	Walter Industries, Inc. †		13,680	13,680

			TOTAL COAL	1,163,799	175,511	1,339,310

			COMMERCIAL SERVICES - 8.0%
	450	450	Coinstar, Inc. *†		16,016	16,016
95,650	3,350	99,000	Dollar Financial Corp. *	966,065	33,835	999,900
37,800	1,300	39,100	Global Payments, Inc.	1,211,868	41,678	1,253,546
13,700	500	14,200	ITT Educational Services, Inc. *	1,380,549	50,385	1,430,934
53,350	1,775	55,125	Lender Processing Services, Inc.	1,529,011	50,872	1,579,883
	500	500	Mastercard, Inc., Class A †		91,724	91,724

22,600	1,000	23,600	Moody’s Corp. †	667,152	29,520	696,672
	950	950	Net 1 UEPS Technologies, Inc. *		15,675	15,675
49,500	1,700	51,200	Pharmaceutical Product Development, Inc. †	970,695	33,337	1,004,032
78,600	2,700	81,300	Quanta Services, Inc. *	1,786,578	61,371	1,847,949
69,700	3,250	72,950	Ritchie Bros. Auctioneers, Inc.	1,561,280	72,800	1,634,080
	400	400	Team, Inc. *†		5,748	5,748
	300	300	VistaPrint Ltd. *†		10,305	10,305
	550	550	Wright Express Corp. *		12,584	12,584

			TOTAL COMMERCIAL SERVICES	10,073,198	525,850	10,599,048

			COMPUTERS - 2.9%
	2,400	2,400	Apple, Inc. *†		301,991	301,991
	3,275	3,275	Brocade Communications Systems, Inc. *		18,930	18,930
16,876	800	17,676	Cognizant Technology Solutions Corp., Class A *†	418,356	19,832	438,188
	2,025	2,025	Cogo Group, Inc. *†		16,565	16,565
	5,300	5,300	Hewlett-Packard Co. †		190,694	190,694
	1,900	1,900	International Business Machines Corp. †		196,099	196,099
	1,300	1,300	Mentor Graphics Corp. *		8,736	8,736
	825	825	MICROS Systems, Inc. *		17,309	17,309
	600	600	NCI, Inc., Class A *†		14,616	14,616
	1,150	1,150	Palm, Inc. *		12,064	12,064
	3,500	3,500	Research In Motion Ltd. *†		243,249	243,249

	1,425	1,425	Seagate Technology		11,628	11,628
34,900	1,625	36,525	Synaptics, Inc. *	1,133,552	52,780	1,186,332
40,300	9,650	49,950	Western Digital Corp. *	947,856	226,968	1,174,824

			TOTAL COMPUTERS	2,499,764	1,331,461	3,831,225

			COSMETICS/PERSONAL CARE - 0.3%
	4,000	4,000	Avon Products, Inc. †		91,040	91,040
	1,000	1,000	Colgate-Palmolive Co. †		59,000	59,000
	4,500	4,500	Procter & Gamble Co./The †		222,480	222,480

			TOTAL COSMETICS/PERSONAL CARE		372,520	372,520

			DISTRIBUTION/WHOLESALE - 2.1%
30,700	1,100	31,800	Fastenal Co.	1,177,652	42,196	1,219,848
90,700	3,500	94,200	LKQ Corp. *	1,540,086	59,430	1,599,516

			TOTAL DISTRIBUTION/WHOLESALE	2,717,738	101,626	2,819,364

			DIVERSIFIED FINANCIAL SERVICES - 3.5%
	225	225	Affiliated Managers Group, Inc. *†		12,791	12,791
8,600	1,200	9,800	BlackRock, Inc.	1,260,072	175,824	1,435,896
	2,300	2,300	Goldman Sachs Group, Inc./The †		295,550	295,550
	300	300	Interactive Brokers Group, Inc. *†		4,425	4,425
19,500	1,700	21,200	IntercontinentalExchange, Inc. *	1,708,200	148,920	1,857,120

	775	775	KBW, Inc. *†		18,747	18,747
	1,900	1,900	MF Global Ltd. *†		11,590	11,590
	1,225	1,225	Och-Ziff Capital Management Group LLC, Class A †		9,114	9,114
	625	625	optionsXpress Holdings, Inc. †		10,288	10,288
23,000	3,500	26,500	T Rowe Price Group, Inc.	885,960	134,820	1,020,780

			TOTAL DIVERSIFIED FINANCIAL SERVICES	3,854,232	822,069	4,676,301

			ELECTRIC - 0.0%
	275	275	EnerNOC, Inc. *†		4,804	4,804

			ELECTRICAL COMPONENTS & EQUIPMENT - 0.0%
	1,225	1,225	American Superconductor Corp. *†		31,482	31,482
	95	95	General Cable Corp. *		2,578	2,578
	650	650	GrafTech International Ltd. *		5,714	5,714

			TOTAL ELECTRICAL COMPONENTS & EQUIPMENT		39,774	39,774

			ELECTRONICS - 1.0%
	3,900	3,900	Dolby Laboratories, Inc., Class A *		156,507	156,507
	25,650	25,650	Flextronics International Ltd. *†		99,522	99,522
43,600	1,500	45,100	FLIR Systems, Inc. *	967,048	33,270	1,000,318
	900	900	On Track Innovations Ltd. *†		1,125	1,125

	425	425	Plexus Corp. *†		9,414	9,414
	475	475	Woodward Governor Co. †		9,481	9,481

			TOTAL ELECTRONICS	967,048	309,319	1,276,367

			ENERGY-ALTERNATE SOURCES - 0.1%
	2,125	2,125	Clean Energy Fuels Corp. *†		17,978	17,978
	400	400	First Solar, Inc. *		74,915	74,915
	5,825	5,825	FuelCell Energy, Inc. *†		18,524	18,524

			TOTAL ENERGY-ALTERNATE SOURCES		111,417	111,417

			ENGINEERING & CONSTRUCTION - 1.5%
37,700	3,100	40,800	Foster Wheeler AG *	811,681	66,743	878,424
	300	300	Granite Construction, Inc. †		11,835	11,835
53,600	9,350	62,950	McDermott International, Inc. *	865,104	150,909	1,016,013
	1,265	1,265	MYR Group, Inc. *		18,861	18,861
	825	825	Orion Marine Group, Inc. *†		12,359	12,359
	725	725	Sterling Construction Co., Inc. *†		13,608	13,608

			TOTAL ENGINEERING & CONSTRUCTION	1,676,785	274,315	1,951,100

			ENTERTAINMENT & LEISURE - 0.0%
	475	475	Bally Technologies, Inc. *†		12,436	12,436

			ENVIRONMENTAL CONTROL - 1.9%
56,900	1,950	58,850	Calgon Carbon Corp.*	966,162	33,111	999,273
	200	200	Ceco Environmental Corp. *		710	710
	125	125	Clean Harbors, Inc. *		6,263	6,263
	3,450	3,450	Darling International, Inc. *		19,734	19,734
58,000	1,997	59,997	Waste Connections, Inc. *	1,495,240	51,482	1,546,722

			TOTAL ENVIRONMENTAL CONTROL	2,461,402	111,300	2,572,702

			HEALTH CARE - PRODUCTS - 4.2%
	1,400	1,400	Cepheid, Inc. *†		13,580	13,580
35,114	1,500	36,614	DENTSPLY International, Inc.	1,004,963	42,930	1,047,893
16,100	700	16,800	Gen-Probe, Inc. *	775,376	33,712	809,088
	275	275	Haemonetics Corp. *†		14,198	14,198
84,156	3,760	87,916	Hologic, Inc. *	1,250,557	55,873	1,306,430
8,550	254	8,804	Intuitive Surgical, Inc. *	1,228,892	36,508	1,265,400
	375	375	Inverness Medical Innovations, Inc. *		12,109	12,109
	575	575	Luminex Corp. *†		9,436	9,436
	350	350	Masimo Corp. *†		10,115	10,115
	600	600	NuVasive, Inc. *†		22,740	22,740
21,900	800	22,700	ResMed, Inc. *	842,055	30,760	872,815
	3,300	3,300	St. Jude Medical, Inc. *†		110,616	110,616
	375	375	STERIS Corp.		9,038	9,038

	1,200	1,200	TranS1, Inc. *†		8,736	8,736
	1,800	1,800	Zimmer Holdings, Inc. *†		79,181	79,181

			TOTAL HEALTH CARE - PRODUCTS	5,101,843	489,532	5,591,375

			HEALTH CARE PROVIDERS & SERVICES - 0.7%
	4,600	4,600	Aetna, Inc. †		101,246	101,246
40,000	1,306	41,306	Psychiatric Solutions, Inc. *†	775,600	25,323	800,923
	2,100	2,100	UnitedHealth Group, Inc. †		49,392	49,392

			TOTAL HEALTH CARE PROVIDERS & SERVICES	775,600	175,961	951,561

			HOME BUILDERS - 0.3%
15,650	5,050	20,700	Toll Brothers, Inc. *†	317,069	102,313	419,382

			HOUSEHOLD PRODUCTS - 0.9%
20,500	700	21,200	Church & Dwight Co., Inc.	1,115,405	38,087	1,153,492

			INSURANCE - 1.1%
	2,500	2,500	ACE Ltd. †		115,799	115,799
50,650	1,966	52,616	HCC Insurance Holdings, Inc.	1,211,548	47,027	1,258,575
	3,800	3,800	MetLife, Inc.		113,050	113,050
	250	250	NYMAGIC, Inc. †		2,948	2,948

			TOTAL INSURANCE	1,211,548	278,824	1,490,372

			INTERNET - 2.9%
	1,400	1,400	Amazon.com, Inc.*†		112,727	112,727
	400	400	AsiaInfo Holdings, Inc. *†		6,700	6,700
	725	725	Blue Coat Systems, Inc. *†		9,614	9,614
	225	225	Blue Nile, Inc. *†		9,576	9,576
	575	575	Cybersource Corp. *†		8,401	8,401
	475	475	Digital River, Inc. *†		18,250	18,250
39,100	1,300	40,400	F5 Networks, Inc. *	1,066,257	35,451	1,101,708
	800	800	Google, Inc., Class A *†		316,775	316,775
	425	425	j2 Global Communications, Inc. *†		10,196	10,196
	3,475	3,475	Limelight Networks, Inc. *		17,028	17,028
52,200	2,100	54,300	McAfee, Inc. *	1,959,588	78,834	2,038,422
	425	425	Mercadolibre, Inc. *†		11,615	11,615
	150	150	NetFlix, Inc. *		6,797	6,797
	1,675	1,675	SonicWALL, Inc. *†		9,095	9,095
	2,275	2,275	Sourcefire, Inc. *		24,638	24,638
	7,300	7,300	Yahoo!, Inc. *†		104,317	104,317

			TOTAL INTERNET	3,025,845	780,014	3,805,859

			IRON/STEEL - 1.3%
	3,700	3,700	Cliffs Natural Resources, Inc.		85,322	85,322
126,600	4,925	131,525	Steel Dynamics, Inc.	1,576,170	61,316	1,637,486

			TOTAL IRON/STEEL	1,576,170	146,638	1,722,808

			LEISURE TIME - 0.0%
	425	425	WMS Industries, Inc. *†		13,647	13,647

			LODGING - 0.0%
	500	500	Ameristar Casinos, Inc.†		10,260	10,260

			MACHINERY - 3.4%
	475	475	AGCO Corp. *†		11,543	11,543
	200	200	Astec Industries, Inc. *†		6,164	6,164
	575	575	Bucyrus International, Inc.		12,483	12,483
	1,975	1,975	Chart Industries, Inc. *†		27,314	27,314
47,200	4,300	51,500	Cummins, Inc.	1,604,800	146,199	1,750,999
37,761	1,400	39,161	Graco, Inc.	890,782	33,026	923,808
36,750	1,855	38,605	Joy Global, Inc.	937,125	47,303	984,428
22,200	1,050	23,250	Rockwell Automation, Inc.	701,298	33,170	734,468
	5,300	5,300	Terex Corp. *		73,140	73,140
	600	600	Wabtec Corp.		22,884	22,884

			TOTAL MACHINERY	4,134,005	413,226	4,547,231

			MEDIA - 0.2%
21,700		21,700	DISH Network Corp., Class A *	287,525		287,525

			METAL FABRICATE / HARDWARE - 0.0%
	750	750	Kaydon Corp. †		23,970	23,970
	300	300	LB Foster Co., Class A *†		9,825	9,825

			TOTAL METAL FABRICATE / HARDWARE		33,795	33,795

			METALS & MINING - 1.4%
	1,800	1,800	Freeport-McMoRan Copper & Gold, Inc. †		76,770	76,770
	4,275	4,275	General Moly, Inc. *†		6,498	6,498
	3,150	3,150	Hecla Mining Co. *†		7,781	7,781
	700	700	HudBay Minerals, Inc. *†		4,753	4,753
22,300	1,610	23,910	Precision Castparts Corp.	1,669,378	120,524	1,789,902

			TOTAL METALS & MINING	1,669,378	216,326	1,885,704

			MISCELLANEOUS MANUFACTURING - 1.4%
	250	250	Acuity Brands, Inc. †		7,185	7,185
	275	275	ESCO Technologies, Inc. *†		11,435	11,435
	4,800	4,800	General Electric Co. †		60,720	60,720
58,425	6,169	64,594	Harsco Corp.	1,609,609	169,955	1,779,564

			TOTAL MISCELLANEOUS MANUFACTURING	1,609,609	249,295	1,858,904

			MUTUAL FUND - 3.0%
	750	750	iShares Dow Jones US Real Estate Index Fund †		24,765	24,765
	350	350	iShares Russell 2000 Index Fund †		16,982	16,982
102,700		102,700	iShares Russell Midcap Growth Index Fund	3,538,015		3,538,015
7,800		7,800	iShares S&P Midcap 400 Growth Index Fund	467,844		467,844
	300	300	SPDR KBW Regional Banking ETF. †		6,255	6,255

			TOTAL MUTUAL FUND	4,005,859	48,002	4,053,861

			OIL & GAS - 5.8%
	1,700	1,700	Apache Corp. †		123,862	123,862
	3,500	3,500	Chevron Corp. †		231,350	231,350
68,534	3,475	72,009	Denbury Resources, Inc. *	1,115,734	56,573	1,172,307
	1,400	1,400	EOG Resources, Inc. †		88,872	88,872
	600	600	EXCO Resources, Inc. *†		7,068	7,068
	7,900	7,900	Exxon Mobil Corp. †		526,694	526,694
	375	375	InterOil Corp. *†		12,109	12,109
19,200		19,200	Marathon Oil Corp.	570,240		570,240
12,800	601	13,401	Newfield Exploration Co. *	399,104	18,739	417,843
27,100	935	28,035	Noble Energy, Inc.	1,537,925	53,061	1,590,986
	2,700	2,700	Occidental Petroleum Corp. †		151,983	151,983

19,700	2,100	21,800	Patterson-UTI Energy, Inc. †	250,387	26,691	277,078
	400	400	PetroHawk Energy Corp. *		9,440	9,440
63,454	6,175	69,629	Southwestern Energy Co. *	2,275,460	221,436	2,496,896
	200	200	Ultra Petroleum Corp. *		8,560	8,560

			TOTAL OIL & GAS	6,148,850	1,536,438	7,685,288

			OIL & GAS SERVICES - 3.7%
	950	950	Calfrac Well Services Ltd. †		7,676	7,676
48,400	2,400	50,800	Cameron International Corp. *	1,238,072	61,392	1,299,464
	225	225	Dresser-Rand Group, Inc. *†		5,542	5,542
31,000	1,350	32,350	FMC Technologies, Inc. *	1,061,130	46,211	1,107,341
	750	750	Matrix Service Co. *†		7,185	7,185
	350	350	NATCO Group, Inc. *†		8,421	8,421
41,267	5,680	46,947	National Oilwell Varco, Inc. *	1,249,565	171,989	1,421,554
	900	900	RPC, Inc. †		9,630	9,630
	2,900	2,900	Schlumberger Ltd. †		142,071	142,071
	625	625	Superior Well Services, Inc. *†		6,688	6,688
	1,200	1,200	Transocean Ltd. *†		80,976	80,976
	675	675	Trican Well Service Ltd. *†		5,221	5,221
45,400	8,620	54,020	Weatherford International Ltd. *†	755,002	143,351	898,353

			TOTAL OIL & GAS SERVICES	4,303,769	696,353	5,000,122

			PACKAGING & CONTAINERS - 1.1%
61,300	2,100	63,400	Crown Holdings, Inc. *	1,351,665	46,305	1,397,970
	225	225	Greif, Inc., Class A †		10,186	10,186

			TOTAL PACKAGING & CONTAINERS	1,351,665	56,491	1,408,156

			PHARMACEUTICALS - 6.9%
	4,600	4,600	Abbott Laboratories †		192,509	192,509
39,300	5,600	44,900	Allergan, Inc.	1,833,738	261,295	2,095,033
	2,575	2,575	Auxilium Pharmaceuticals, Inc. *		58,968	58,968
	375	375	BioMarin Pharmaceutical, Inc. *†		4,823	4,823
8,993	300	9,293	Cephalon, Inc. *	590,031	19,683	609,714
	1,375	1,375	Cypress Bioscience, Inc. *†		9,900	9,900
34,426	1,200	35,626	Express Scripts, Inc. *	2,202,231	76,764	2,278,995
63,400	2,200	65,600	Forest Laboratories, Inc. *	1,375,146	47,718	1,422,864
51,700	1,900	53,600	Herbalife Ltd.	1,024,694	37,658	1,062,352
	1,100	1,100	Isis Pharmaceuticals, Inc. *†		17,248	17,248
	1,900	1,900	Medarex, Inc. *†		11,248	11,248
	700	700	Medicines Co. *†		6,986	6,986
	225	225	Onyx Pharmaceuticals, Inc. *†		5,828	5,828
	375	375	Optimer Pharmaceuticals, Inc. *†		5,239	5,239
	775	775	Orexigen Therapeutics, Inc. *†		2,201	2,201
51,500	2,224	53,724	Perrigo Co.	1,334,880	57,646	1,392,526

	1,100	1,100	Savient Pharmaceuticals, Inc. *†		5,808	5,808
	525	525	Valeant Pharmaceuticals International *†		8,799	8,799
	575	575	Vivus, Inc. *†		2,306	2,306

			TOTAL PHARMACEUTICALS	8,360,720	832,627	9,193,347

			REAL ESTATE INVESTMENT TRUSTS (REIT) - 0.9%
155,500	7,275	162,775	CB Richard Ellis Group, Inc., Class A *	1,166,250	54,562	1,220,812
	1,950	1,950	Developers Diversified Realty Corp.†		8,054	8,054
	275	275	Digital Realty Trust, Inc.		9,903	9,903
	225	225	Mid-America Apartment Communities, Inc. †		8,323	8,323

			TOTAL REAL ESTATE INVESTMENT TRUSTS (REIT)	1,166,250	80,842	1,247,092

			RETAIL - 10.9%
	700	700	Aeropostale, Inc. *		23,779	23,779
68,300	2,975	71,275	Brinker International, Inc.	1,210,276	52,717	1,262,993
	525	525	Buckle, Inc./The †		19,619	19,619
	275	275	Buffalo Wild Wings, Inc. *		10,736	10,736
34,900	3,100	38,000	Burger King Holdings, Inc. †	570,266	50,654	620,920
	700	700	Cheesecake Factory, Inc./The *		12,159	12,159
	300	300	Cracker Barrel Old Country Store, Inc.		9,783	9,783
8,700		8,700	Darden Restaurants, Inc.	321,639		321,639

	2,175	2,175	Denny’s Corp. *†		5,829	5,829
9,000	775	9,775	DineEquity, Inc.	288,360	24,831	313,191
	975	975	Finish Line, Inc./The - Class A †		8,288	8,288
	475	475	Foot Locker, Inc. †		5,648	5,648
76,644	3,025	79,669	GameStop Corp., Class A *	2,311,583	91,234	2,402,817
	425	425	Gymboree Corp. *		14,620	14,620
	475	475	Hibbett Sports, Inc. *		9,904	9,904
	6,600	6,600	Lowe’s Cos., Inc. †		141,900	141,900
130,700	5,800	136,500	Lululemon Athletica, Inc. *	1,823,265	80,910	1,904,175
	1,400	1,400	McDonald’s Corp. †		74,606	74,606
	1,350	1,350	New York & Co., Inc. *†		7,830	7,830
	6,000	6,000	Nordstrom, Inc.		135,780	135,780
16,100	775	16,875	Panera Bread Co., Class A *	901,761	43,408	945,169
	525	525	PetSmart, Inc. †		12,012	12,012
	225	225	PF Chang’s China Bistro, Inc. *		6,791	6,791
	500	500	Red Robin Gourmet Burgers Inc. *†		12,275	12,275
40,750	1,500	42,250	Ross Stores, Inc.	1,546,055	56,910	1,602,965
	750	750	Stage Stores, Inc. †		9,188	9,188
	1,000	1,000	Texas Roadhouse, Inc., Class A *		11,380	11,380
29,700	1,000	30,700	Tiffany & Co.	859,518	28,940	888,458
45,000	1,600	46,600	TJX Cos., Inc.	1,258,650	44,752	1,303,402
112,500	7,700	120,200	Urban Outfitters, Inc. *	2,192,625	150,072	2,342,697

	3,000	3,000	Wal-Mart Stores, Inc. †		151,199	151,199

			TOTAL RETAIL	13,283,998	1,307,754	14,591,752

			SEMICONDUCTORS - 2.8%
45,600	1,600	47,200	Altera Corp.	743,736	26,096	769,832
	1,625	1,625	Amkor Technologies, Inc. *†		7,004	7,004
	3,900	3,900	Analog Devices, Inc. †		82,992	82,992
286,800	12,225	299,025	Atmel Corp. *	1,101,312	46,944	1,148,256
41,000	1,500	42,500	Broadcom Corp., Class A *	950,790	34,785	985,575
	8,200	8,200	Intel Corp. †		129,396	129,396
	2,800	2,800	Kulicke & Soffa Industries, Inc. *†		11,200	11,200
	1,350	1,350	Microsemi Corp. *†		18,117	18,117
	425	425	MKS Instruments, Inc. *		6,651	6,651
51,400	1,800	53,200	Nvidia Corp. *†	590,072	20,664	610,736
	2,550	2,550	ON Semiconductor Corp. *†		13,821	13,821
	600	600	Pericom Semiconductor Corp. *†		5,346	5,346
	950	950	Semtech Corp. *†		13,699	13,699

			TOTAL SEMICONDUCTORS	3,385,910	416,715	3,802,625

			SHIPPING - 0.0%
	1,000	1,000	Genco Shipping & Trading Ltd.		19,100	19,100

			SOFTWARE - 7.6%
125,600	4,320	129,920	Activision Blizzard, Inc. *	1,352,712	46,526	1,399,238
71,300	3,900	75,200	Allscripts-Misys Healthcare Solutions, Inc.	885,546	48,438	933,984
72,132	2,800	74,932	ANSYS, Inc. *	1,992,285	77,336	2,069,621
	800	800	ArcSight, Inc. *†		12,080	12,080
	325	325	athenahealth, Inc. *		10,335	10,335
33,357	1,200	34,557	Autodesk, Inc. *†	665,139	23,928	689,067
	375	375	Blackboard, Inc. *†		12,761	12,761
23,430	833	24,263	Cerner Corp. *	1,260,534	44,815	1,305,349
57,500	2,500	60,000	Citrix Systems, Inc. *	1,640,475	71,325	1,711,800
	1,000	1,000	EPIQ Systems, Inc. *†		15,470	15,470
	700	700	Informatica Corp. *†		11,130	11,130
	1,050	1,050	MedAssets, Inc. *†		18,102	18,102
	16,000	16,000	Microsoft Corp. †		324,161	324,161
	900	900	Nuance Communications, Inc. *		12,015	12,015
	7,000	7,000	Oracle Corp. †		135,380	135,380
	100	100	Quality Systems, Inc. †		5,362	5,362
23,400	900	24,300	Salesforce.com, Inc. *	1,001,754	38,529	1,040,283
	450	450	Solera Holdings, Inc. *†		10,269	10,269
	575	575	Sybase, Inc. *†		19,527	19,527
18,200		18,200	Symantec Corp. *	313,950		313,950
	975	975	Take-Two Interactive Software, Inc. †		8,853	8,853

	3,400	3,400	VMware, Inc., Class A *†		88,672	88,672

			TOTAL SOFTWARE	9,112,395	1,035,014	10,147,409

			TELECOMMUNICATIONS - 3.4%
33,700	1,200	34,900	Adtran, Inc.	712,755	25,380	738,135
	11,800	11,800	Cisco Systems, Inc. *†		227,976	227,976
	550	550	CommScope, Inc. *†		13,805	13,805
	6,700	6,700	Corning, Inc. †		97,954	97,954
58,900	2,061	60,961	Harris Corp.	1,801,162	63,025	1,864,187
	1,800	1,800	MasTec, Inc. *†		22,518	22,518
	650	650	Polycom, Inc. *†		12,116	12,116
	7,100	7,100	QUALCOMM, Inc. †		300,471	300,471
538,400	29,050	567,450	RF Micro Devices, Inc. *	1,136,024	61,296	1,197,320
	1,000	1,000	SAVVIS, Inc. *†		11,380	11,380
	650	650	Starent Networks Corp. *†		12,825	12,825
	900	900	Switch & Data Facilities Co., Inc. *†		10,413	10,413

			TOTAL TELECOMMUNICATIONS	3,649,941	859,159	4,509,100

			TOBACCO - 0.1%
	2,500	2,500	Philip Morris International, Inc. †		90,500	90,500

			TOYS/GAMES/HOBBIES - 0.1%
	2,900	2,900	Marvel Entertainment, Inc. *		86,536	86,536

			TRANSPORTATION - 3.1%
	1,400	1,400	Burlington Northern Santa Fe Corp. †		94,472	94,472
32,942	1,200	34,142	CH Robinson Worldwide, Inc.	1,751,197	63,792	1,814,989
57,538	2,200	59,738	Expeditors International of Washington, Inc.	1,997,144	76,362	2,073,506
	200	200	Genesee & Wyoming, Inc., Class A *†		6,000	6,000
	300	300	Heartland Express, Inc. †		4,485	4,485
	1,000	1,000	JB Hunt Transport Services, Inc.		28,120	28,120
	500	500	Knight Transportation, Inc. †		8,840	8,840
	175	175	Ryder System, Inc. †		4,846	4,846
	1,650	1,650	Union Pacific Corp. †		81,081	81,081

			TOTAL TRANSPORTATION	3,748,341	367,998	4,116,339

			TOTAL COMMON STOCK (Cost $131,250,705)	110,894,330	16,384,494	127,278,824

Warrants	Warrants	Warrants
			WARRANTS - 0.0%

			BANKS - 0.0%
9,300		9,300	Washington Mutual, Inc. *(1)	186		186

			BIOTECHNOLOGY - 0.0%
	488,542	488,542	Calypte Biomedical Corp., Expires 5/28/09 *(2)(3)		0	0

			TOTAL WARRANTS (Cost $0)	186		186

Par Value	Par Value	Par Value
			MONEY MARKET FUND - 4.9%

1,142,395		1,142,395	MTB Money Market Fund, Institutional I Shares, 0.10% (4)(5)	1,142,395		1,142,395
4,948,103	391,038	5,339,141	MTB Prime Money Market Fund, Corporate Shares, 0.14% (4)(5)	4,948,103	391,038	5,339,141

			TOTAL MONEY MARKET FUND (Cost $6,481,536)	6,090,498	391,038	6,481,536

			TOTAL INVESTMENTS - 100.3% (Cost $137,732,241)	$116,985,014	$16,775,532	$133,760,546

(1)	No strike price or expiration date available due to ongoing litigation.
(2)	No associated strike price available.
(3)	Security fair valued in accordance with procedure adopted by the Board of Trustees. At April 30, 2009 the value of this security amounted to $0.00 and represented 0.0% of total net assets of MTB Multi Cap Growth Fund.
(4)	7-Day net yield.
(5)	Affiliated Company.
*	Non-income producing security.
†	All or a portion of these securities may be sold in connection with the proposed Reorganization.

Various inputs are used in determining the value of the portfolio's investments. These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the portfolio's own assumptions in determining fair value of investments)

Valuation inputs of combined portfolio		Investments in Securities	Investments in Other Financial Instruments(1)
Level 1	Quoted Prices	$133,760,546	—

Level 2	Other Significant Observable Inputs	—	—

Level 3	Significant Unobservable Inputs	0	—

		$133,760,546	—

(1)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of April 30, 2009, the combined fund did use significant unobservable inputs (Level 3) in determining the valuation of investments however, each component had a zero value.

Pro Forma Combined Statement of Assets and Liabilities

As of April 30, 2009

		Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments	Pro Forma Combined (MTB Mid Cap Growth Fund)
ASSETS:
	Investments at cost	$18,766,361	$118,965,880		$137,732,241

	Investments, at value	16,384,494	110,894,516	—	127,279,010

	Affiliated Investments	391,038	6,090,498		6,481,536

	Receivable for securities sold	513,534	1,105,101		1,618,635

	Receivable for Fund shares sold	17,198	86,413	—	103,611

	Dividends and interest receivable	6,526	33,063	—	39,589

	Total Assets	17,312,790	118,209,591	—	135,522,381

LIABILITIES:

	Payable for securities purchased	338,552	1,714,074	—	2,052,626

	Payable for Fund shares repurchased	2,035	31,228	—	33,263

	Distribution fees payable	7,247	4,648	—	11,895

As of April 30, 2009

		Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments		Pro Forma Combined (MTB Mid Cap Growth Fund)
	Trustees’ fees payable	626	1,593	—		2,219

	Shareholder services fee payable	3,155	7,706	—		10,861

	Accrued expenses	47,965	43,759	$42,500		134,224

	Total Liabilities	399,580	1,803,008	42,500		2,245,088

Total Net Assets		$16,913,210	$116,406,583	$(42,500)		$133,277,293

NET ASSETS:

	Paid-in capital	$52,892,806	$142,788,175	—		$195,680,981

	Undistributed net investment income	111,267	114,384	$(42,500	)(a)	183,151

	Accumulated net realized loss on investments, futures contracts, options	(34,100,034)	(24,515,110)			(58,615,144)

	Net unrealized depreciation on investments, futures contracts, options	(1,990,829)	(1,980,866)	—		(3,971,695)

Total Net Assets		$16,913,210	$116,406,583	$(42,500)		$133,277,293

Net Assets:

As of April 30, 2009

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments	Pro Forma Combined (MTB Mid Cap Growth Fund)
Class A	$10,429,082	$19,638,378	$(16,688)	$30,050,772
Class B	1,313,443	1,321,149	(1,891)	$2,632,701
Class Institutional I	5,170,685	95,447,056	(23,921)	100,593,820

	$16,913,210	$116,406,583	$(42,500)	$133,277,293

Shares Outstanding:
Class A	861,494	2,345,565	384,945 (a)	3,592,004
Class B	116,475	166,027	48,580 (a)	331,082
Class Institutional I	419,464	11,177,408	186,156 (a)	11,783,028

Net Asset Value:
Class A	$12.11	$8.37		$8.37
Class B	$11.28	$7.96		$7.95
Class Institutional I	$12.33	$8.54		$8.54

(a)	Reflects adjustments to the number of shares outstanding due to the Reorganization

See Notes to Pro Forma Combined Financial Statements

Pro Forma Combined Statement of Operations

For the Year Ended April 30, 2009

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments		Pro Forma Combined (MTB Mid Cap Growth Fund)
INVESTMENT INCOME:
Dividends	$360,014	$717,540			$1,077,554

TOTAL INVESTMENT INCOME	360,014	717,540			1,077,554

EXPENSES

Investment advisory fee	147,490	550,478	31,664	(a)	729,632
Administrative personnel and services fee	5,158	15,925			21,083
Portfolio accounting and custodian fees	18,267	27,578			45,845
Transfer and dividend disbursing agent fees and expenses	100,481	37,197			137,678
Trustees’ fees	10,046	10,125	(7,171	)(b)	13,000

Auditing fees and Legal	43,687	49,034	(44,221	)(b)	48,500
Distribution services fee—Class A Shares	30,933	14,258			45,191
Distribution services fee—Class B Shares	13,464	3,516			16,980
Shareholder services fee—Class A Shares	30,934	14,258			45,192
Shareholder services fee—Class B Shares	4,488	1,172			5,660
Shareholder services fee—Institutional I Shares	17,253	146,477			163,730

For the Year Ended April 30, 2009

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments	Pro Forma Combined (MTB Mid Cap Growth Fund)
Share registration costs	16,257	15,789		32,046
Printing and postage	34,122	11,207		45,329
Miscellaneous	13,620	15,824		29,444

TOTAL EXPENSES	486,200	912,838	(19,728)	1,379,310

WAIVERS AND REIMBURSEMENTS (NOTE 5)
Waiver/reimbursement of investment advisory fee	(187,485)	(188,131)	(5,893)	(381,509)
Waiver of distribution fee—Class A Shares	(493)	(85)		(578)
Waiver of shareholder services fee—Class A Shares	(30,933)	(14,258)		(45,191)
Waiver of shareholder services fee—Class B Shares	(118)	(82)		(200)
Waiver of shareholder services fee—Institutional I Shares	(16,850)	(88,696)		(105,546)
Waiver of transfer agent fee	(3,840)	(1,237)		(5,077)
Waiver of principal executive officer fee	(241)	(425)		(666)

TOTAL WAIVERS AND REIMBURSEMENTS	(239,960)	(292,914)	(5,893)	(538,767)

Net Expenses	246,240	619,924	(25,621)	840,543
Net investment income(loss)	113,774	97,616	25,621	237,011

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	(5,319,072)	(35,796,233)		(41,115,305)

For the Year Ended April 30, 2009

	Target Fund (MTB Multi Cap Growth Fund)	Acquiring Fund (MTB Mid Cap Growth Fund)	Pro Forma Adjustments	Pro Forma Combined (MTB Mid Cap Growth Fund)

Net change in unrealized appreciation (depreciation) of investments	(4,449,598)	13,398,976		8,949,378
Net realized and unrealized gain on investments	—	—	—
Contracts and written options	(9,768,670)	(22,397,257)	—	(32,165,927)

Change in net assets resulting from operations	$(9,654,896)	$(22,299,641)	$25,621	$(31,928,916)

(a)	To adjust expenses to reflect the Combined Fund’s estimated fees and expenses based upon contractual rates in effect for the period.
(b)	Reflects elimination of duplicative expenses and economies of scale achieved as a result of the proposed Reorganization.

MTB Mid Cap Growth Fund

Notes to Pro Forma April 30, 2009 Combined Financial Statements

(Unaudited)

1.	Description of the Fund. The MTB Mid Cap Growth Fund (the “Mid Cap Growth Fund” or “Fund”), a series of MTB Group of Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Amended and Restated Agreement and Declaration of Trust permits the Board of Trustees (the ‘‘Trustees’’) to establish series of shares each of which constitutes a series separate and distinct from the shares of other series. As of April 30, 2009, the Trust offered 27 series.

The Fund offers 3 classes of shares: Class A Shares, Class B Shares, and Institutional I Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. As of the close of business on December 31, 2008, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders. Shareholders of Class B Shares of the Fund on that date may retain their current Class B Shares, but will not be able to purchase additional Class B Shares except through the reinvestment of dividends and distributions. Shareholders may still redeem their Class B Shares at any time, subject to any applicable deferred sales charges. Shareholders will also retain the ability to exchange their Class B Shares for Class B Shares of other series of the Trust. Additionally, Rule 12b-1 fees will continue to be assessed and collected on the Class B Shares of the Fund.

The assets of each series of the Trust are segregated and a shareholder’s interest is limited to the series in which shares are held.

2.	Basis of Combination. The accompanying pro forma financial statements are presented to the show the effect of the proposed acquisition of the MTB Multi Cap Growth Fund (the “Multi Cap Growth Fund”), a series of the Trust, by the Mid Cap Growth Fund as if such acquisition had taken place as of May 1, 2008.

Under the terms of the Plan of Reorganization, the combination of the Multi Cap Growth Fund and the Mid Cap Growth Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Multi Cap Growth Fund in exchange for shares of the Mid Cap Growth Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Multi Cap Growth Fund and the Mid Cap Growth Fund have been combined as of and for the year ended April 30, 2009. Following the acquisition, the Mid Cap Growth Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the surviving Fund and the results of operations for the pre-combination periods of the surviving Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Multi Cap Growth Fund and the Mid Cap Growth Fund included in their annual report dated April 30, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Multi Cap Growth Fund by the Mid Cap Growth Fund had taken place as of May 1, 2008.

3.	Summary of Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Investment Valuations – Fair value of the Fund’s portfolio securities are determined as follows:

•

for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

•	in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;

•	for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

The Fund adopted Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS 157”), effective at the beginning of the Fund’s current fiscal year. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of April 30, 2009 is included in the Portfolio of Investments.

Investment Income, Gains and Losses, Expenses and Distributions – Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Distributions are declared separately for each class. No class has preferential distribution rights; differences in per share distributions rates are generally due to differences in class specific expenses.

Federal Taxes – It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal income tax are necessary.

4.	Advisory Fees, Servicing Fees and Other Service Providers.

Investment Advisor – MTB Investment Advisors, Inc. (the “Advisor”) receives for its services an investment advisory fee, accrued daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. The Advisor may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended April 30, 2009, the Advisor voluntarily agreed to waive, and/or reimburse operating expenses (excluding 12b-1 and shareholder services fees) of the Fund in order to limit the Fund’s average expenses for the year to 0.84% of average daily net assets. The Advisor can modify or terminate this voluntary agreement at any time in its sole discretion.

Administrative Fee – Bank of New York Mellon provides the Trust with fund administration, accounting, and custody services. Fees for such services are based on assets and volume of transactions. MTB Investment Advisors, Inc. (“MTBIA”) serves as co-administrator to the Trust. MTBIA, in its role as co-administrator, provides the Fund with certain administrative personnel and services necessary to operate the Funds. Administrative services were provided for at an aggregate annual fee of based on aggregate average net assets of the Trust as follows: 0.033% on the first $5 billion; 0.020% on the next $2 billion; 0.016% on the next $3 billion; and 0.015% on assets in excess of $10 billion. MTBIA may voluntarily choose to waive any portion of its fee. MTBIA can modify or terminate its voluntary waiver at any time at its sole discretion.

Distribution Services Fee – The Trust has adopted a Distribution Services Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan allows the Fund to pay fees to financial intermediaries, which may be paid through ALPS Distributors Inc., (“ALPS”), the principal distributor, at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A Shares and up to 0.75% of the average daily net assets of the Fund’s Class B Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these Shares.

The Fund may waive or reduce the maximum amount of distribution services fees it pays from time to time in its sole discretion. In addition, a financial intermediary (including ALPS, the Advisor or their affiliates), may voluntarily waive or reduce any fees to which they are entitled.

Shareholder Services Fee – Pursuant to a Shareholder Services Plan adopted by the Fund and administered by ALPS Fund Services, Inc, the Fund may pay up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares, and Institutional I Shares to financial intermediaries (which may include ALPS, the Advisor or their affiliates) for providing shareholder services and maintaining shareholder accounts. M&T Securities, Inc. (“M&T”), an affiliate of the Advisor, has entered into a Shareholders Services Agreement with ALPS Fund Services, Inc., under which it is entitled to receive up to 0.25% of the average daily net assets of the Fund’s Shares for whom M&T provide shareholder services to. The Fund may waive/reimburse or reduce the maximum amount of shareholder service fees it pays from time to time at its sole discretion. In addition, a financial intermediary (including M&T) may waive/reimburse or reduce any fees to which they are entitled.

Other Service Providers – Foreside Management Services, LLC (“FMS”) provides a Principal Executive Officer to the Trust. FMS has no role in determining the investment policies or which securities are to be sold or purchased by the Trust or its Funds. For the period from September 10, 2007 through September 10, 2008, the Bank of New York Mellon agreed to pay FMS’ fee in excess of $135,000 per annum. For the twelve month period ending September 10, 2009, Bank of New York Mellon agreed to pay 50% of FMS’ fee in excess of $135,000. After September 10, 2009, the Funds will pay the entire FMS fee. The amounts paid by the Bank of New York Mellon are shown as reimbursements on the Pro Forma Statement of Operations.

ALPS Fund Services, Inc. provides transfer agency services to the Trust. For the period November 16, 2007, through November 16, 2010, the Bank of New York Mellon has agreed to pay the excess amount of fees payable to ALPS Fund Services, Inc. for transfer agency services when the total expenses payable by the Trust exceed $1,047,803 per year. These amounts are shown as reimbursements on the Pro Forma Statement of Operations.

5.	Capital Share Transactions. The pro forma net asset value per share assumes the issuance of shares of the Mid Cap Growth Fund that would have been issued at April 30, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the shares outstanding of each class of the Multi Cap Growth Fund multiplied by the ratio of the net asset value per share of each class of the Multi Cap Growth Fund, as of April 30, 2009, divided by the respective net asset value per share of the respective class of the Mid Cap Growth Fund as of April 30, 2009. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at April 30, 2009:

Class of Shares	Shares of Mid Cap Growth Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Class A	2,345,565	1,246,439	3,592,004
Class B	166,027	165,055	331,082
Class Institutional I	11,177,408	605,620	11,783,028

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of Target Fund and Acquiring Fund

MTBIA is the investment advisor for Target Fund and Acquiring Fund. The principal business address of MTBIA is 100 East Pratt Street, 15 th Floor, Baltimore, Maryland 21202. As the investment advisor, MTBIA has overall responsibility for directing the investments of Target Fund and Acquiring Fund. As of June 30, 2009, MTBIA managed approximately $20.9 billion in assets.

Investment Advisory Contract

For its services as investment advisor, MTBIA is entitled to an annual advisory fee, which is equal to a percentage of each Fund’s average daily net assets, as set forth below.

Fund	Fee
Target Fund (MTB Multi Cap Growth Fund)	0.70%
Acquiring Fund (MTB Mid Cap Growth Fund)	0.85%

If the Reorganization is approved, the resulting combined Fund will retain Acquiring Fund’s management fee structure.

For more information about each of the Funds’ management, please refer to the “Who Manages the Funds?” section of the Prospectuses, which are incorporated herein by reference and to the “Who Manages and Provides Services to the Funds?” section of the Trust’s statement of additional information, which is incorporated by reference into the SAI related to this Prospectus/Proxy Statement. A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for Target Fund and Acquiring Fund is available in the October 31, 2008 semi-annual report to shareholders.

Target Fund’s Portfolio Managers

Allen J. Ashcroft, Jr., Mark Schultz, CFA, and James Thorne, Ph.D., jointly manage Target Fund. Mr. Ashcroft makes decisions on purchases and sales, and sector and capitalization weightings, on the large cap portion of Target Fund, Mr. Schultz purchases, sells and decides on sector and capitalization weightings on the mid cap portion of Target Fund, and Mr. Thorne makes decisions on purchases and sales as well as sector and capitalization weightings on the small cap portion of Target Fund.

Allen J. Ashcroft, Jr. is an Administrative Vice President and has been Portfolio Manager of MTBIA since 1996 and a Vice President of M&T Bank since April 2003. He was a Vice President of AllFirst Bank from 1995 until its acquisition by M&T Bank on April 1, 2003. Mr. Ashcroft has more than 30 years of experience in investment research and equity analysis. He earned his B.A. from the University of Pittsburgh.

Mark Schultz, CFA, has been a Senior Portfolio Manager of MTBIA since April 2007, a Vice President and Portfolio Manager of MTBIA since April 2003 and an Administrative Vice President, which he joined as a Vice President of M&T Bank since July 2001. In addition to his portfolio management duties, as an analyst, Mr. Schultz focuses on commercial services and supply companies. Prior to joining M&T Bank, Mr. Schultz worked as a portfolio manager with Caldwell Securities Ltd. in Toronto, Canada from June 1996 to September 1999, and was engaged in the process of becoming a permanent U.S. resident from September 1999 through July 2001. He began his career with Royal Bank of Canada in country risk analysis and multinational corporate banking. Mr. Schultz is a CFA charterholder and received his doctorate in politics from the University of Oxford.

James Thorne, Ph.D., has been a Senior Portfolio Manager of MTBIA since April 2007, and a Vice President and Portfolio Manager of MTBIA since April 2003, concentrating on equity selections as well as economic forecasting in addition to his portfolio management duties. Mr. Thorne has also been an Administrative Vice President, which he joined as a Vice President of M&T Bank since February 2001. From February 1994 through December 2000, he was Portfolio Manager at Caldwell Securities Investment Management. Prior to 1994 Mr. Thorne was a professor at the Schulich School of Business and at Bishop’s University. Mr. Thorne received his Ph.D. in Economics, in the fields of Finance and Industrial Organization from York University in June 1993.

Acquiring Fund’s Portfolio Manager

Mark Schultz, CFA, also manages Acquiring Fund. He purchases, sells and decides on sector and capitalization weightings.

Information about the portfolio managers’ compensation, other accounts managed by these individuals, and their ownership of securities in Acquiring Fund or other funds that they manage is available in the Trust’s statement of additional information which is incorporated by reference into the SAI to this Prospectus/Proxy Statement.

Distribution of Target Fund and Acquiring Fund Shares

ALPS Distributors, Inc. (the “Distributor”), whose address is 1290 Broadway, Suite 1100 Denver, Colorado 80203, serves as the principal underwriter of Target Fund and Acquiring Fund under a Distribution Agreement with the Trust. The Distributor markets Target Fund and Acquiring Fund shares to institutions or individuals, directly or through a financial intermediary that has an agreement with the Distributor. When the Distributor receives marketing fees and sales charges, it may pay some or all of them to financial intermediaries. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to financial intermediaries for marketing and servicing shares. Financial intermediaries include the Advisor and its affiliates. You should consult your financial intermediary to determine what types of compensation it may receive for selling Fund Shares. The Distributor and its affiliates also serve as distributor to other investment companies.

The Trust has adopted a Rule 12b-1 Plan on behalf of Class A Shares and Class B Shares, which allows it to pay distribution fees to financial intermediaries (which may be paid through the Distributor) at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Class A Shares and up to 0.75% of the average daily net assets of the Funds’ Class B Shares, for the sale, distribution, administration, customer servicing and recordkeeping of these shares. These fees may be paid to the Distributor, MTBIA and their affiliates. In the case of Class B Shares, the Rule 12b-1 Plan may also be used to compensate the Distributor, MTBIA, a sub-advisor, their affiliates or financial intermediaries for commissions advanced on the sale of those shares. The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time in their sole discretion. In addition, a financial intermediary (including the Distributor, MTBIA or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. Because these shares pay marketing fees on an ongoing basis, a shareholder’s investment cost may be higher over time than other shares with different sales charges and marketing fees.

For more information about the Funds’ distribution, please refer to the “Accounts and Share Information” section of the Prospectuses, which are incorporated herein by reference, and to the “How Are the Funds Sold?” section of the Trust’s statement of additional information.

Financial Highlights

These tables present the Class A, Class B and Institutional I shares financial performance for the past five years for Target Fund and Acquiring Fund. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by Ernst & Young, whose report, along with the Funds’ financial statements, is incorporated by reference into the SAI relating to this Prospectus/Proxy Statement. The information provided in the tables below is for a share outstanding throughout each year ended April 30, unless otherwise noted.

TARGET FUND (MULTI CAP GROWTH FUND)

	2009	2008	2007		2006		2005
CLASS A SHARES
Net Asset Value, Beginning of Period	$18.34	$18.44	$16.67		$14.03		$13.82
Income (Loss) From Operations:
Net Investment Income (Loss)	0.08 (c)	0.03 (c)	0.01	(c)	(0.00	)(c)(d)	0.01
Net Realized and Unrealized Gain (Loss)	(6.29)	(0.12)	1.76		2.66		0.20

Total Income (Loss) From Operations	(6.21)	(0.09)	1.77		2.66		0.21

TARGET FUND (MULTI CAP GROWTH FUND)

Less Distributions From:
Net Investment Income	(0.02)		—		—		(0.02)	—
Net Realized Gains	—		(0.01)		—		—	—

Total Distributions	(0.02)		(0.01)		—		(0.02)	—

Net Asset Value, End of Period	$12.11		$18.34		$18.44		$16.67	$14.03

Total Return(a)	(33.84)%		(0.51)%		10.62%		18.95%	1.52%
Net Assets, End of Period (000’s omitted)	$10,429		$17,199		$20,035		$19,561	$20,121

Ratios to Average Net Assets
Gross Expense	2.33%		1.95%		1.70%		1.57%	1.58%
Net Expenses(b)	1.15%		1.09%		1.15%		1.19%	1.20%
Net Investment Income (Loss)	0.57%		0.16%		0.08%		(0.03)%	0.07%
Portfolio Turnover Rate	180%		138%		118%		124%	264%

CLASS B SHARES
Net Asset Value, Beginning of Period	$17.17		$17.43		$15.88		$13.44	$13.34
Income (Loss) From Operations:
Net Investment Income (Loss)	(0.03	)(c)	(0.13	)(c)	(0.10	)(c)	(0.11)	(0.09)
Net Realized and Unrealized Gain (Loss)	(5.86)		(0.13)		1.65		2.55	0.19

Total Income (Loss) From Operations	(5.89)		(0.26)		1.55		2.44	0.10

TARGET FUND (MULTI CAP GROWTH FUND)

	2009	2008	2007	2006	2005
Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	—	—	—	—	—
Total Distributions	—	—	—	—	—

Net Asset Value, End of Period	$11.28	$17.17	$17.43	$15.88	$13.44

Total Return(a)	(34.30)%	(1.49)%	9.76%	18.15%	0.75%
Net Assets, End of Period (000’s omitted)	$1,313	$2,608	$4,068	$7,428	$8,808
Ratios to Average Net Assets
Gross Expense	2.81%	2.43%	2.20%	2.07%	2.09%
Net Expenses(b)	1.91%	1.96%	1.91%	1.89%	1.90%
Net Investment Income (Loss)	(0.21)%	(0.72)%	(0.66)%	(0.73)%	(0.63)%
Portfolio Turnover Rate	180%	138%	118%	124%	264%

INSTITUTIONAL I SHARES
Net Asset Value, Beginning of Period	$18.66	$18.76	$16.94	$14.26	$14.03
Income (Loss) From Operations:
Net Investment Income	0.10 (c)	0.04 (c)	0.03 (c)	0.02	0.05
Net Realized and Unrealized Gain (Loss)	(6.39)	(0.13)	1.79	2.70	0.18

Total Income (Loss) From Operations	(6.29)	(0.09)	1.82	2.72	0.23

Less Distributions From:
Net Investment Income	(0.04)	—	—	(0.04)	—

TARGET FUND (MULTI CAP GROWTH FUND)

	2009	2008	2007	2006	2005
Net Realized Gains	—	(0.01)	—	—	—

Total Distributions	(0.04)	(0.01)	—	(0.04)	—

Net Asset Value, End of Period	$12.33	$18.66	$18.76	$16.94	$14.26

Total Return(a)	(33.70)%	(0.50)%	10.74%	19.12%	1.64%
Net Assets, End of Period (000’s omitted)	$5,171	$10,164	$19,577	$32,773	$51,880
Ratios to Average Net Assets
Gross Expense	2.14%	1.64%	1.45%	1.32%	1.32%
Net Expenses(b)	1.00%	1.05%	1.04%	1.03%	1.04%
Net Investment Income	0.69%	0.19%	0.21%	0.12%	0.24%
Portfolio Turnover Rate	180%	138%	118%	124%	264%

(a)	Based on net asset value, which does not reflect the sales charge or redemption fee or CDSC, if applicable.
(b)	MTBIA and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Represents less than $0.01.

ACQUIRING FUND (MID CAP GROWTH FUND)

	2009	2008	2007	2006	2005
CLASS A SHARES
Net Asset Value, Beginning of Period	$13.43	$15.05	$16.29	$14.06	$13.49
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.01)	(0.09)	(0.07)	(0.06)	(0.12)

ACQUIRING FUND (MID CAP GROWTH FUND)

	2009	2008	2007	2006	2005
Net Realized and Unrealized Gain (Loss)	(4.74)	0.74	0.99	4.13	0.92

Total Income (Loss) From Operations	(4.75)	0.65	0.92	4.07	0.80

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Total Distributions	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Net Asset Value, End of Period	$8.37	$13.43	$15.05	$16.29	$14.06

Total Return(a)	(34.75)%	4.48%	6.64%	30.27%	5.83%
Net Assets, End of Period (000’s omitted)	$19,638	$6,314	$6,930	$7,734	$6,317
Ratios to Average Net Assets
Gross Expense	1.59%	1.66%	1.64%	1.61%	1.63%
Net Expenses(b)	1.08%	1.25%	1.29%	1.29%	1.29%
Net Investment Income (Loss)	(0.10)%	(0.60)%	(0.51)%	(0.41)%	(0.86)%
Portfolio Turnover Rate	90%	58%	75%	79%	52%

CLASS B SHARES
Net Asset Value, Beginning of Period	$12.90	$14.65	$16.02	$13.96	$13.50
Income (Loss) From Operations:
Net Investment Income (Loss)(c)	(0.06)	(0.19)	(0.18)	(0.18)	(0.23)
Net Realized and Unrealized Gain (Loss)	(4.57)	0.71	0.97	4.08	0.92

ACQUIRING FUND (MID CAP GROWTH FUND)

	2009	2008	2007	2006	2005
Total Income (Loss) From Operations	(4.63)	0.52	0.79	3.90	0.69

Less Distributions From:
Net Investment Income	—	—	—	—	—
Net Realized Gains	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Total Distributions	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Net Asset Value, End of Period	$7.96	$12.90	$14.65	$16.02	$13.96

Total Return(a)	(35.26)%	3.67%	5.91%	29.23%	5.01%
Net Assets, End of Period (000’s omitted)	$1,321	$528	$646	$647	$312
Ratios to Average Net Assets
Gross Expense	2.11%	2.05%	2.13%	2.12%	2.13%
Net Expenses(b)	1.83%	1.90%	2.04%	2.05%	2.05%
Net Investment Income (Loss)	(0.80)%	(1.35)%	(1.26)%	(1.14)%	(1.62)%
Portfolio Turnover Rate	90%	58%	75%	79%	52%

INSTITUTIONAL I SHARES
Net Asset Value, Beginning of Period	$13.66	$15.25	$16.45	$14.17	$13.57
Income (Loss) From Operations
Net Investment Income (Loss)(c)	0.02	(0.07)	(0.05)	(0.04)	(0.10)
Net Realized and Unrealized Gain (Loss)	(4.83)	0.75	1.01	4.16	0.93

Total Income (Loss) From Operations	(4.81)	0.68	0.96	4.12	0.83

Less Distributions From:

ACQUIRING FUND (MID CAP GROWTH FUND)

	2009	2008	2007	2006	2005
Net Investment Income	—		—	—	—
Net Realized Gains	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Total Distributions	(0.31)	(2.27)	(2.16)	(1.84)	(0.23)

Net Asset Value, End of Period	$8.54	$13.66	$15.25	$16.45	$14.17

Total Return(a)	(34.60)%	4.63%	6.83%	30.39%	6.02%
Net Assets, End of Period (000’s omitted)	$95,447	$68,987	$53,180	$81,759	$75,904
Ratios to Average Net Assets
Gross Expense	1.39%	1.41%	1.39%	1.36%	1.38%
Net Expenses(b)	0.94%	1.11%	1.14%	1.13%	1.13%
Net Investment Income (Loss)	0.18%	(0.49)%	(0.35)%	(0.25)%	(0.70)%
Portfolio Turnover Rate	90%	58%	75%	79%	52%

(a)	Based on net asset value, which does not reflect the sales charge or redemption fee or CDSC, if applicable.
(b)	The investment manager and other service providers voluntarily waived or reimbursed a portion of their fees.
(c)	Per share numbers have been calculated using the average shares method.

VOTING INFORMATION

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by, and on behalf of, the Board, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of Target Fund on or about November 6, 2009. Only shareholders of record as of the close of business on the Record Date, October 20, 2009, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

You can vote in any one of four ways:

•	By mail, with the enclosed proxy card;

•	In person at the Meeting;

•	By telephone; or

•	By internet.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the Prospectus/Proxy Statement, and have your proxy card handy.

2. Call the toll-free number indicated on your proxy card.

3. Enter the 12 digit control number found on the front of your proxy card.

4. Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

1. Read the Prospectus/Proxy Statement, and have your proxy card handy.

2. Go to the website indicated on your proxy card.

3. Enter the 12 digit control number found on the front of your proxy card.

4. Follow the recorded instructions to cast your vote.

We encourage you to vote by telephone or internet by using the control number that appears on your enclosed proxy card. Use of telephone and internet voting will reduce the time and costs associated with this proxy solicitation.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by sending a written notice of revocation to Broadridge Financial Solutions, Inc., at the following address: 51 Mercedes Way, Edgewood, New York 11717; (ii) by returning a duly executed proxy with a later date before the time of the Meeting, or (iii) if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the Secretary of the Trust (without complying with any formalities) at any time before it is voted. Being present at the Meeting alone does not revoke a previously executed and returned proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

Solicitation of Votes

In addition to the mailing of this Prospectus/Proxy Statement, proxies may be solicited by telephone or in person by the Trustees, officers of the Trust, personnel of MTBIA, the Funds’ administrator or distributor, and personnel of the Funds’ transfer agent, or broker-dealer firms.

Broadridge Financial Solutions, Inc., a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $22,000. It is expected that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Target Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of Target Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information provided by the person corresponds to the information that the Solicitor has, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend the Meeting in person.

Target Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Such broker-dealer firms, custodians, nominees, and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of MTBIA or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

Quorum and Voting Requirements

Holders of at least one-third of the total number of shares of Target Fund outstanding as of the Record Date, present in person or by proxy, shall constitute a quorum for the purpose of voting on the proposal. Approval of the proposal requires the affirmative vote of a 1940 Act Majority.

Effect of Abstention and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Such instructions will have the same effect as that of a vote against approval of the Plan, because approval requires the affirmative vote of a 1940 Act Majority.

Adjournment

The Meeting, whether or not a quorum is present, may be adjourned from time to time (and at any time during the course of the Meeting) by a majority of the votes cast by those shareholders present in person or by proxy, or by the chairperson of the Meeting. An adjournment of the Meeting may permit further solicitation of proxies concerning the Plan. If there is a shareholder vote as to adjournment, it is anticipated that the persons named as proxies will vote their proxies in favor of adjournment.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Trustees are not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Future Shareholder Proposals

You may request inclusion in the Trust’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date and Outstanding Shares

Target Fund

Only shareholders of record of Target Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof.

The following table shows the number of shares of each class and the total number of outstanding shares of Target Fund as of August 31, 2009:

Target Fund	Shares

MTB Multi Cap Growth Fund – Class A shares	854,300.926

MTB Multi Cap Growth Fund – Class B shares	89,629.163

MTB Multi Cap Growth Fund – Institutional I shares	412,529.598

Total	1,356,459.687

As of September 10, 2009, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the Class A, Class B, and Institutional I shares of Target Fund.

As of August 19, 2009, no Target Fund Class A or Class B shareholders owned of record or beneficially 5% or more of the outstanding shares of the class. As of August 19, 2009, the following persons owned of record or beneficially 5% or more of the outstanding Institutional I shares of Target Fund:

Target Fund - Institutional I shares	No. of Shares	Percent of the Class Total Assets Held by Shareholder

SEI Private Trust Co. One Freedom Valley Drive Oaks, Pennsylvania 19456	39,201.0470	9.52%

SEI Private Trust Co. One Freedom Valley Drive Oaks, Pennsylvania 19456	50,990.8120	12.38%

MG Trust Company Cust. FBO The Phoenix Forge Group 401(k) Savings Plan 700 17th Street Denver, Colorado 80202	25,713.7140	6.24%

MG Trust Company Cust. FBO Herley Industries Sav. & Inv. 700 17th Street Denver, Colorado 80202	248,184.8990	60.24%

Acquiring Fund

The following table shows the number of shares of each class and the total number of outstanding shares of Acquiring Fund as of August 31, 2009:

Fund	Shares

MTB Mid Cap Growth Fund – Class A shares	2,331,048.909

MTB Mid Cap Growth Fund – Class B shares	142,214.125

MTB Mid Cap Growth Fund – Institutional I shares	11,192,264.648

Total	13,665,527.682

As of September 10, 2009, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the Class A, Class B, and Institutional I shares of Acquiring Fund.

As of August 19, 2009, no Acquiring Fund Class A or Class B shareholders owned of record or beneficially 5% or more of the outstanding shares of the class. As of August 19, 2009, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of Acquiring Fund:

Acquiring Fund - Institutional I shares	No. of Shares	Percent of the Class Total Assets Held by the Shareholder

T Rowe Price Retirement Plan 4515 Painters Mill Road Owings Mills, Maryland 21117	4,250,474.9800	38.17%

SEI Private Trust Co. One Freedom Valley Drive Oaks, Pennsylvania 19456	1,234,086.7510	11.08%

SEI Private Trust Co. One Freedom Valley Drive Oaks, Pennsylvania 19456	2,924,620.0750	26.26%

The votes of the shareholders of Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

Information About the Funds

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Trust can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549. The SEC maintains a web site (at http://www.sec.gov) which contains other information about the Trust.

APPENDIX TO PROSPECTUS/PROXY STATEMENT

Appendix A	Form of Plan of Reorganization

Appendix A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is made as of                     , 2009 (the ‘‘Plan’’) by MTB Group of Funds, a Delaware statutory trust, with its principal place of business at 100 East Pratt Street, Baltimore, MD 21202 (‘‘MTB Trust” or the “Trust”), on behalf of its series, MTB Mid Cap Growth Fund (“Acquiring Fund”) and MTB Multi Cap Growth Fund (“Acquired Fund” and, together with Acquiring Fund, the “Funds”).

This Plan is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of each class of Acquired Fund shares in exchange for the corresponding class of shares of Acquiring Fund (“Acquiring Fund Shares”); (ii) the distribution of each class of Acquiring Fund Shares to the holders of the corresponding class of shares of Acquired Fund and (iii) the liquidation of Acquired Fund as provided herein, all upon the terms and conditions set forth in this Plan (the “Reorganization”).

WHEREAS, Acquiring Fund and Acquired Fund are separate series of MTB Trust and MTB Trust is an open-end, registered management investment company and Acquired Fund owns securities that generally are assets of the character in which Acquiring Fund is permitted to invest;

WHEREAS, Acquiring Fund and Acquired Fund are each authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of MTB Trust have determined that the Reorganization, with respect to Acquiring Fund, is in the best interests of Acquiring Fund and that the interests of the existing shareholders of Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of MTB Trust have determined that the Reorganization, with respect to Acquired Fund, is in the best interests of Acquired Fund and that the interests of the existing shareholders of Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

ARTICLE I: TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ACQUIRING

FUND SHARES AND LIQUIDATION OF ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties of Acquiring Fund contained herein, Acquired Fund agrees to sell, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, to Acquiring Fund. In exchange, Acquiring Fund agrees to deliver to Acquired Fund the number of full and fractional Acquiring Fund Shares, determined, with respect to each class of shares of Acquired Fund and the corresponding class of shares of Acquiring Fund, by (a) multiplying the shares outstanding of Acquired Fund by (b) the ratio computed by dividing (x) the net asset value per share of Acquired Fund by (y) the net asset value per share of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of each class of shares of Acquired Fund will receive shares of the corresponding class of Acquiring Fund. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of Acquired Fund to be acquired by Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivable, stock splits, settlement rights and payments, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption) owned by Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of Acquired Fund on the Closing Date (as defined in paragraph 3.1), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of Acquired Fund’s liabilities on its books on the Closing Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date and (2) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against Acquired Fund, if any, on the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of Acquired Fund.

Acquired Fund has provided Acquiring Fund with its most recent audited financial statements, which contain a list of all of Acquired Fund’s assets as of the date of such statements. Acquired Fund hereby represents that as of the date of the execution of this Plan, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3 LIABILITIES TO BE DISCHARGED. Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date (as defined in paragraph 3.1). In no event will Acquiring Fund assume or otherwise be responsible for any liabilities of Acquired Fund.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) Acquired Fund will distribute in complete liquidation of Acquired Fund, pro rata to its shareholders of record, all of Acquiring Fund Shares received by Acquired Fund pursuant to paragraph 1.1, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”); and (b) Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the name of Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of Acquired Fund (the “Acquired Fund Shares”) will simultaneously be canceled on the books of Acquired Fund and shall no longer evidence ownership thereof. Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. After the Closing Date, Acquired Fund shall not conduct any business except in connection with its termination. Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to Acquired Fund, in an amount equal in value to the aggregate net asset value of each class of shares of Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of Acquired Fund Shares on the books of Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of Acquired Fund is and shall remain the responsibility of Acquired Fund.

1.8 TERMINATION. Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9 BOOKS AND RECORDS. All books and records of Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to Acquiring Fund from and after the Closing Date and shall be turned over to Acquiring Fund as soon as practicable following the Closing Date.

1.10. UNPAID DIVIDENDS AND DISTRIBUTIONS. On the Closing Date (as defined in paragraph 3.1), each Acquired Fund Shareholder as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing Date shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on the Distribution Record Date.

ARTICLE II: VALUATION

2.1 VALUATION OF ASSETS. The value of Acquired Fund’s assets to be acquired by Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in MTB Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”), Acquiring Fund’s then current Prospectus and Statement of Additional Information, and MTB Trust’s Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, determined to the nearest full cent, using the valuation procedures set forth in the Trust Instrument, Acquiring Fund’s then current Prospectus and Statement of Additional Information, and MTB Trust’s Pricing Committee Procedures, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for Acquired Fund’s assets, shall be determined, with respect to each class of shares of Acquired Fund and each corresponding class of shares of Acquiring Fund, by (a) multiplying the shares outstanding of Acquired Fund by (b) the ratio computed by (x) dividing the net asset value per share of Acquired Fund by (y) the net asset value per share of Acquiring Fund determined in accordance with paragraph 2.2.

2.4 DETERMINATION OF VALUE. All computations of value shall be made by The Bank of New York Mellon, on behalf of Acquiring Fund and Acquired Fund.

ARTICLE III: CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The closing shall occur on or about January 15, 2010, or such other date(s) as the parties may agree to (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of MTB Trust, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. Acquired Fund shall cause its custodian (the “Custodian”) to deliver on the Closing Date a certificate of an authorized officer stating that: (a) Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of Acquiring Fund or Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored, or to such other date(s) as the parties may agree.

3.4 TRANSFER AGENT’S CERTIFICATE. Acquired Fund shall cause ALPS Fund Services, Inc. (“ALPS”), as transfer agent for Acquired Fund as of the Closing Date, to deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing Date. Acquiring Fund shall issue and deliver or cause ALPS, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of MTB Trust or provide evidence satisfactory to Acquired Fund that Acquiring Fund Shares have been credited to Acquired Fund’s account on the books of Acquiring Fund. On the Closing Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV: REPRESENTATIONS AND WARRANTIES

4.1 NECESSARY FINDINGS OF FACT BY THE MTB TRUST ON BEHALF OF ACQUIRED FUND AND ACQUIRING FUND:

(a) Each Fund is a legally designated, separate series of a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware.

(b) MTB Trust is duly registered as an open-end management investment company under the 1940 Act, and MTB Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect as of the date hereof and will be in full force and effect as of the Closing Date.

(c) The current Prospectus and Statement of Additional Information of each Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act’’) and the 1940 Act, and the rules and regulations. All of the shares of Acquired Fund and Acquiring Fund sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exception for the purpose of raising initial capital or obtaining any required initial shareholder approvals. The Prospectus and Statement of Additional Information of each Fund, as well as the proxy statement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The books and records of Acquired Fund, including FIN 48 work papers and supporting statements (“FIN 48 Workpapers”), made available to Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund. The books and records of Acquiring Fund, including FIN 48 Workpapers, made available to Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

(e) The execution, delivery, and performance of this Plan on behalf of each Fund (subject to Acquired Fund Shareholder approval) will not result in the violation of any provision of MTB Trust’s Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which either is a party or by which it is bound.

(f) Acquired Fund has no material contracts or other commitments (other than this Plan) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

(g) Except as otherwise disclosed in writing to and accepted by the relevant Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against either Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Fund to carry out the transactions contemplated by this Plan. Neither Fund knows of any facts that might form the basis for the institution of such proceedings and neither Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that could materially and adversely affect its business or its ability to consummate the transactions contemplated herein. Neither Fund is charged with, or to its knowledge, threatened with, any violation or investigation of any possible violation of any provision of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The audited financial statements of each Fund as of April 30, 2009, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements fairly reflect the financial condition of each Fund as of such date, and there are no known contingent liabilities of either Fund as of such date that are not disclosed in such statements.

(i) [Intentionally omitted].

(j) The statement of assets and liabilities of Acquired Fund and Acquiring Fund to be furnished by MTB Trust as of the Closing Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Article I hereof will accurately reflect the net assets of Acquired Fund and Acquiring Fund and their outstanding shares of beneficial interest as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(k) Since the date of the financial statements referred to in paragraph (h) above, there have been no material adverse changes in either Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by either Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by MTB Trust on behalf of the relevant Fund. For the purposes of this paragraph (k), a decline in the net asset value of Acquired Fund shall not constitute a material adverse change.

(l) It has duly and timely filed, on behalf of Acquired Fund and Acquiring Fund, as appropriate, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by Acquired Fund or Acquiring Fund. On behalf of Acquired Fund or Acquiring Fund, as appropriate, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of Acquired Fund or Acquiring Fund, as appropriate, as of the Closing Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund or Acquiring Fund, as appropriate, for any periods or fiscal years prior to and including the Closing Date, including all Taxes imposed before or after the Closing Date that are attributable to any such period or fiscal year. To the best of MTB Trust’s knowledge, no return filed by it, on behalf of Acquired Fund or Acquiring Fund, as appropriate, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of Acquired Fund or Acquiring Fund, as appropriate. There are no known actual or proposed deficiency assessments with respect to any Taxes payable by the Trust.

(m) All issued and outstanding shares of each Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of Acquired Fund’s transfer agent as provided in paragraph 3.4. Neither Fund has any outstanding options, warrants, or other rights to subscribe for or purchase any of its shares, and has no outstanding securities convertible into any of its shares. Acquired Fund and Acquiring Fund are each authorized to issue an unlimited number of shares of beneficial interest, with no par value.

(n) At the Closing Date, Acquired Fund will have good and marketable title to Acquired Fund’s assets to be transferred to Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the state of Delaware, Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto, and other than as disclosed to and accepted by Acquiring Fund.

(o) Acquired Fund does not have any unauthorized or unpaid organizational fees or expenses.

(p) Acquiring Fund Shares to be issued and delivered to Acquired Fund for the accounts of Acquired Fund Shareholders pursuant to the terms of this Plan will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

(q) MTB Trust has the necessary trust power and trust authority to conduct its business and the business of Acquiring Fund and Acquired Fund as such businesses are now being conducted. MTB Trust has full trust power and trust authority to enter into and perform its obligations under this Plan. The execution, delivery and performance of this Plan have been duly authorized by all necessary action on the part of each Fund. Subject to approval by Acquired Fund Shareholders, this Plan constitutes a legally valid and binding obligation of each Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, arrangement among creditors, fraudulent transfer or conveyance and other laws relating to or affecting creditors’ rights and to general equity principles.

(r) The information to be furnished by each Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(s) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of Acquired Fund Shareholders and on the Closing Date, any written information furnished by MTB Trust with respect to each Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(t) Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under Subchapter M of the Code (a ‘‘RIC’’), as of and since its first taxable year; is a “fund” as defined in Section 851(g)(2) of the Code; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation, and the consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

(u) Acquiring Fund has elected to qualify and has qualified as a RIC under Subchapter M of the Code as of and since its first taxable year; is a “fund” as deemed in Section 851(g)(2) of the Code; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year and the consummation of the transactions contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date

(v) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Plan by MTB Trust, for itself and on behalf of each Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Plan and the transactions contemplated herein must be approved by the shareholders of Acquired Fund as described in paragraph 5.2.

(w) On the Closing Date, each class of shares of beneficial interest of Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(x) Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V: COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE. Each Fund will operate its respective business in the ordinary course between the date of this Plan and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Board of Trustees of MTB Trust will call a special meeting of Acquired Fund Shareholders to consider and act upon this Plan and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. Acquired Fund covenants that Acquiring Fund Shares to be issued pursuant to this Plan are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Plan.

5.4 ADDITIONAL INFORMATION. Acquired Fund will assist Acquiring Fund in obtaining such information as Acquiring Fund reasonably requests concerning the beneficial ownership of Acquired Fund’s shares.

5.5 FURTHER ACTION. Subject to the provisions of this Plan, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan, including any actions required to be taken after the Closing Date.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, Acquired Fund shall furnish Acquiring Fund, in such form as is reasonably satisfactory to Acquiring Fund, a statement of the earnings and profits of Acquired Fund for federal income tax purposes that will be carried over by Acquiring Fund as a result of Section 381 of the Code, and which will be certified by MTB Trust’s Treasurer.

5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. MTB Trust will prepare and file with the Commission a registration statement on Form N-14 relating to Acquiring Fund Shares to be issued to shareholders of Acquired Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement of Acquired Fund and a Prospectus of Acquiring Fund relating to the transactions contemplated by this Plan. The Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations promulgated thereunder as applicable. The Registration Statement will not contain untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of Acquired Fund’s shareholders’ meeting, and on the Closing Date, the prospectus and statement of additional information included in the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Fund will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of Acquired Fund’s Shareholders to consider the approval of this Plan and the transactions contemplated herein.

5.8 SHARES OF BENEFICIAL INTEREST. The shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Article I hereof shall have been duly authorized as of the Closing Date and, when so issued and delivered, shall be registered under the 1933 Act, validly issued and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof other than any rights created pursuant to this Plan.

5.9 TAX RETURNS. Each Fund covenants that by the Closing Date, all federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

ARTICLE VI: CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED FUND

The obligations of Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquiring Fund of all the obligations to be performed by Acquiring Fund pursuant to this Plan on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations and warranties of Acquiring Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date and all covenants and obligations of Acquiring Fund contained in this Plan shall have been complied with in all material respects as of the Closing Date. Acquiring Fund shall have delivered to Acquired Fund a certificate executed in Acquiring Fund’s name by MTB Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as Acquired Fund shall reasonably request.

6.2 PAYMENT OF DIVIDENDS AND CAPITAL GAINS. Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VII: CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND

The obligations of Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Acquired Fund of all the obligations to be performed by Acquired Fund pursuant to this Plan, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations and warranties of Acquired Fund contained in this Plan shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date and all covenants of Acquired Fund contained in this Plan shall have been complied with in all material respects as of the Closing Date. Acquired Fund shall have delivered to Acquiring Fund on such Closing Date a certificate executed in Acquired Fund’s name by MTB Trust’s President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as Acquiring Fund shall reasonably request.

7.2 Acquired Fund shall have delivered to Acquiring Fund a statement of Acquired Fund’s assets and liabilities, together with a list of Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of MTB Trust.

ARTICLE VIII: FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE

ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to either Acquired Fund or Acquiring Fund, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1 This Plan and the transactions contemplated herein, with respect to Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of Acquired Fund in accordance with applicable law and the provisions of MTB Trust’s Trust Instrument and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to Acquiring Fund. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Plan under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Plan or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Acquiring Fund or Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued prior to the Closing Date or shall be in effect on the Closing Date. To the best knowledge of the parties to this Plan, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The parties shall have received an opinion of counsel substantially to the effect that for federal income tax purposes:

(a) The transfer of all of Acquired Fund’s assets to Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to Acquired Fund Shareholders in dissolution and liquidation of Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by Acquiring Fund upon the receipt of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares under Section 1032(a) of the Code.

(c) No gain or loss will be recognized by Acquired Fund upon the transfer of Acquired Fund’s assets to Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares under Section 361(a) and Section 357(a) of the Code.

(d) No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares, (including fractional shares to which they may be entitled) under Section 354(a) of the Code.

(e) The aggregate tax basis of Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of Acquired Fund Shares held by it immediately prior to the Reorganization under Section 358(a)(1) of the Code. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which Acquired Fund Shares exchanged therefore were held by such shareholder, provided Acquired Fund Shares are held as capital assets at the time of the Reorganization under Section 1223(1) of the Code.

(f) The tax basis of Acquired Fund’s assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund immediately prior to the Reorganization under Section 362(b) of the Code. The holding period of the assets of Acquired Fund in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund under Section 1223(2) of the Code.

(g) Acquiring Fund will succeed to and take into account as of the date of transfer (as defined in Section l.381(b)-1(b) of the regulations issued by the United States Treasury (the “Treasury Regulations”)) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations described in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

Such opinion shall be based on customary assumptions and such representations as the law firm of Stradley Ronon Stevens & Young, LLP, counsel to Acquired Fund and Acquiring Fund (“Counsel”), may reasonably request, and Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on Acquiring Fund, Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be reorganized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither Acquiring Fund nor Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6 That on the Closing Date, Acquired Fund transfers to Acquiring Fund aggregate net assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% of fair market value of the total gross assets recorded on the books of Acquired Fund on the Closing Date.

8.7 That there be delivered to Acquiring Fund (a) information concerning the tax basis and holding period of Acquired Fund in all securities transferred to Acquiring Fund; (b) shareholder information including: the names, addresses, and taxpayer identification numbers of the shareholders of Acquired Fund as of the Closing Date; the number of shares held by each shareholder; the dividend reinvestment elections applicable to each shareholder; and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder; (c) all FIN 48 Workpapers; and (d) the tax books and records of Acquired Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

8.8 That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from Counsel to the effect that:

(a) The Trust was created as a business trust under the laws of the State of Delaware on August 11, 2000 and is validly existing and in good standing under the laws of the State of Delaware.

(b) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(c) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund and Acquiring Fund.

(d) Assuming that the initial shares of beneficial interest of Acquired Fund were issued in accordance with the 1940 Act, and the Trust Instrument and By-Laws of the Trust, and that all other such outstanding shares of Acquired Fund were sold, issued and paid for in accordance with the terms of Acquired Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(e) Assuming that the initial shares of beneficial interest of Acquiring Fund were issued in accordance with the 1940 Act and the Trust Instrument and By-Laws, and that all other such outstanding shares of Acquiring Fund were sold, issued and paid for in accordance with the terms of Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(f) Except as disclosed in Acquired Fund’s and Acquiring Fund’s currently effective prospectus, Counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, Acquired Fund or Acquiring Fund;

(g) The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Article I hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or Acquiring Fund, and to Counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(h) To Counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(i) Neither the execution nor performance of this Plan by the Trust violates any provision of its Trust Instrument, its By-Laws, or the provisions of any agreement or other instrument, known to such Counsel to which the Trust is a party or by which the Trust is otherwise bound.

(j) In rendering such opinion, Counsel may (i) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, (ii) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, and other customary assumptions as the parties may agree, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and the Reorganization; and (v) rely on certificates of officers or trustees of MTB Trust, in each case reasonably acceptable to MTB Trust.

ARTICLE IX: EXPENSES

9.1 MTB Investment Advisors, Inc., or its affiliates (“MTBIA”), on behalf of each Fund will pay fifty percent (50%) of the expenses associated with the Funds’ participation in the Reorganization. Acquiring Fund and Acquired Fund will each pay twenty-five percent (25%) of the expenses associated with the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Registration fees will be borne by MTB Trust on an as-incurred basis.

ARTICLE X: FINAL TAX RETURNS AND FORMS 1099 OF ACQUIRED FUND

10.1 After the Closing Date, MTB Trust shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, required to be filed by MTB Trust with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.2 Notwithstanding the provisions of Article IX hereof, any expenses incurred by MTB Trust or Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date, shall be borne by Acquired Fund to the extent such expenses have been or should have been accrued by Acquired Fund in the ordinary course without regard to this Plan; any excess expenses shall be borne by MTBIA, at the time such tax returns and Forms 1099 are prepared.

ARTICLE XI: ENTIRE PLAN; SURVIVAL OF WARRANTIES

11.1 MTB Trust, on behalf of each Fund, agrees that it has not made any representation, warranty and/or covenant not set forth herein, and that this Plan constitutes the entire agreement between the parties.

11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties, and covenants contained in this Plan or in any document delivered pursuant to or in connection with this Plan, shall not survive the consummation of the transactions contemplated hereunder and neither MTB Trust, Acquiring Fund, nor Acquired Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XII: TERMINATION

12.1 This Plan may be terminated at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) by the consent of MTB Trust. In addition, MTB Trust may at its option terminate this Plan on behalf of either Fund at or before the Closing Date due to:

(a) A breach of any representation, warranty, or Plan contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) A condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) A determination by the MTB Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of a Fund.

12.2 In the event of any such termination, this Plan shall become void and have no further effect, and there shall be no liability for damages on the part of Acquiring Fund, Acquired Fund, MTB Trust, or persons who are their agents, shareholders, Trustees or officers.

ARTICLE XIII: AMENDMENTS

13.1 This Plan may be amended, modified, or supplemented in such manner as may be approved in writing by the officers of MTB Trust as specifically authorized by the Board of Trustees; provided, however, that following the meeting of Acquired Fund Shareholders called by Acquired Fund pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Plan to the detriment of such shareholders without their further approval.

ARTICLE XIV: HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF

LIABILITY

14.1 The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

14.2 This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

14.4 This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

14.5 It is expressly agreed that the obligations of the Funds shall not be binding upon any of the MTB Trust Trustees, shareholders, nominees, officers, agents or employees of MTB Trust personally, but shall bind only the trust property of the Funds as provided in the Trust Instrument of MTB Trust. No other series of MTB Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein. MTB Trust, Acquiring Fund and Acquired Fund shall not seek satisfaction of any obligation or liability from shareholders of any other Fund, or the trustees, officers, employees or agents of MTB Trust. The execution and delivery of this Plan have been authorized by the Trustees of MTB Trust and signed by authorized officers of MTB Trust acting as such. Neither the authorization of such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Funds as provided in the Trust Instrument.

IN WITNESS WHEREOF, the parties have duly executed this Plan, all as of the date first written above.

MTB GROUP OF FUNDS

By:
Name:
Title:

MTB INVESTMENT ADVISORS, INC.,

with respect to the agreement described in Article IX, Section 9.1 of the Plan

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

FOR MTB GROUP OF FUNDS

DATED OCTOBER 22, 2009

ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF

MTB MULTI CAP GROWTH FUND

BY AND IN EXCHANGE FOR SHARES OF

MTB MID CAP GROWTH FUND

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of MTB Multi Cap Growth Fund (“Target Fund”) by and in exchange for shares of MTB Mid Cap Growth Fund (“Acquiring Fund”) as indicated below:

Target Fund	Acquiring Fund

MTB Multi Cap Growth Fund	MTB Mid Cap Growth Fund

Class A Shares	Class A Shares

Class B Shares	Class B Shares

Institutional I Shares	Institutional I Shares

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein (is legally considered to be part of this SAI):

1. Statement of Additional Information of MTB Group of Funds dated August 31, 2009 as previously filed via EDGAR is incorporated herein by reference to MTB Group of Funds’ filing under Rule 485(b) [Accession No. 0001193125-09-182934] filed August 31, 2009 and will be mailed to any shareholder who requests this SAI.

2. Annual Report of MTB Group of Funds for the fiscal year ended April 30, 2009 as previously filed via EDGAR is incorporated herein by reference to MTB Group of Funds’ Form N-CSR [Accession No. 0001193125-09-142806] filed July 1, 2009 and will be mailed to any shareholder who requests this SAI.

This SAI is not a prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated October 22, 2009, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800-831-2211 or by writing to the MTB Group of Funds at 100 East Pratt Street, Baltimore, Maryland 21202.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS

MTB MULTI CAP GROWTH FUND

January 4, 2010

The undersigned hereby revokes all previous proxies for his/her shares and appoints Michael D. Daniels, Jeffrey M. Seling, and Eric B. Paul, and each of them, proxies of the undersigned with full power of substitution to vote all shares of MTB Multi Cap Growth Fund that the undersigned is entitled to vote at the MTB Multi Cap Growth Fund meeting to be held at the principal executive offices of the MTB Group of Funds (the “Trust”), located at 100 East Pratt Street, 15th Floor, Baltimore, Maryland 21202, on January 4, 2010 at 3:00 p.m., Eastern Time, including any adjournments thereof (the “Meeting”), upon such business as may properly be brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the MTB Multi Cap Growth Fund. It will be voted as specified. If no specification is made, this proxy shall be voted FOR the Proposal regarding the reorganization of MTB Multi Cap Growth Fund pursuant to the Plan of Reorganization between the Trust, on behalf of MTB Multi Cap Growth Fund, and MTB Mid Cap Growth Fund Fund, another series of the Trust. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

VOTE VIA THE INTERNET: www.proxyvote.com
VOTE VIA THE TELEPHONE: [ ]
CONTROL NUMBER: [ ]

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

Signature

Signature
2009
Dated

EVERY SHAREHOLDER’S VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

(Continued on the other side)

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK.

Proposal: To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets of MTB Multi Cap Growth Fund, a series of MTB Group of Funds, to MTB Mid Cap Growth Fund, a series of MTB Group of Funds, (subject to the retention of certain assets to discharge liabilities) in exchange solely for Class A, Class B, and Institutional I shares of beneficial interest of MTB Mid Cap Growth Fund, and (ii) distribution of such shares to Class A, Class B and Institutional I shareholders of MTB Multi Cap Growth Fund in connection with its liquidation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS

REQUIRED IF MAILED IN THE U.S.